JPMORGAN TRUST I

JPMorgan National Municipal Income Fund

(the “Target Fund”)

J.P. MORGAN EXCHANGE-TRADED FUND TRUST

JPMorgan Municipal ETF

(the “Acquiring Fund”)

277 Park Avenue

New York, NY 10172

Special Meeting of Shareholders to be held July 30, 2025

Dear Shareholder:

I am writing to ask for your vote on an important matter concerning your investment in the Target Fund. At a meeting held on April 15, 2025, the Board of Trustees (the “Board”) of the Target Fund approved a proposed reorganization pursuant to which the Target Fund would combine with the Acquiring Fund. The Board also called a special meeting of shareholders of the Target Fund scheduled for July 30, 2025, at 277 Park Avenue, New York, NY 10172, at 11 a.m., Eastern Time. the Target Fund’s special meeting is referred to as the “Meeting.” The purpose of the Meeting is to seek shareholder approval for the reorganization of the Target Fund (the “Reorganization”). The Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Target Fund as that term is defined in the Investment Company Act of 1940), approved the proposed Reorganization and determined that the proposed Reorganization is in the best interests of the Target Fund and the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization.

The attached Proxy Statement/Prospectus seeks the Target Fund’s shareholder approval of the following proposals that will be considered at the Meeting:

1.

To approve an Agreement and Plan of Reorganization for the Target Fund, pursuant to which the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for the shares of the Acquiring Fund.

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Target Fund	Acquiring Fund
JPMorgan National Municipal Income Fund	JPMorgan Municipal ETF

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Acquiring Fund is an exchange-traded fund (an “ETF”). If the Reorganization is approved by shareholders, shareholders who hold their shares of the Target Fund through a brokerage account that can accept shares of an ETF will receive shares of the Acquiring Fund equal in value to their investment in the Target Fund, including a cash payment in lieu of fractional shares of the Acquiring Fund. This cash payment may be taxable. As discussed further in the accompanying Proxy Statement/Prospectus , some shareholders may need to take additional action in order to receive shares of the Acquiring Fund in connection with the Reorganization. The Reorganization will not dilute the value of your investment.

The Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization and Liquidation, a form of which is included as Appendix A to these materials. The Reorganization is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended.

If the Target Fund’s Reorganization is not approved by shareholders, then the Target Fund will not be reorganized into the Acquiring Fund and the Board will consider what, if any, additional steps to take, including potential liquidation of the Target Fund.

After careful consideration, the Target Fund’s Board recommends that shareholders of the Target Fund vote “FOR” the proposal.

We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. Your vote is very important to us regardless of the number of shares you hold. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. It is important that your vote be received no later than the time of the Meeting on July 30, 2025. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.

In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.
(2) Call the toll-free number shown on your proxy card.	(2) Go to the website shown on your proxy card.
(3) Enter the control number shown on your proxy card and follow the simple instructions.	(3) Enter the control number shown on your proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet by using the control number that appears on your enclosed proxy card.

You may receive more than one proxy package if you hold shares in more than one account. Please be sure to vote each account by using one of the methods described on the proxy cards or by signing and dating each card and enclosing them in the postage-paid envelope provided for each card.

The accompanying Proxy Statement/Prospectus provides more information about the Reorganization. Please carefully review the additional information provided in this document. If you have any questions after reviewing the proxy materials, please call the proxy solicitor, Morrow Sodali Fund Solutions LLC, at 1-833-876-7363, Monday through Friday from 10:00 a.m. to 11:00 p.m. and Saturday from 12:00 p.m. to 5:00 p.m., Eastern Time.

Sincerely,

Brian S. Shlissel
President
JPMorgan Trust I
June 7, 2025

JPMORGAN TRUST I

JPMorgan National Municipal Income Fund

(the “Target Fund”)

J.P. MORGAN EXCHANGE-TRADED FUND TRUST

JPMorgan Municipal ETF

(the “Acquiring Fund”)

277 Park Avenue

New York, NY 10172

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on July 30, 2025

To the shareholders of the Target Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of the Target Fund will be held at 277 Park Avenue, New York, NY 10172, at 11 a.m., Eastern Time (the “Meeting”), for the following purposes:

1.

To approve an Agreement and Plan of Reorganization for the Target Fund, pursuant to which the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for the shares of the Acquiring Fund.

Target Fund	Acquiring Fund
JPMorgan National Municipal Income Fund	JPMorgan Municipal ETF

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Whether or not you plan to attend the Meeting in person, please vote. In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.
(2) Call the toll-free number shown on your proxy card.	(2) Go to the website shown on your proxy card.
(3) Enter the control number shown on your proxy card and follow the simple instructions.	(3) Enter the control number shown on your proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet by using the control number that appears on your enclosed proxy card.

Whichever method you choose, please read the enclosed Proxy Statement/Prospectus carefully before you vote.

If you attend the Meeting in person, you will be required to present a valid form of government-issued photo identification, such as a valid driver’s license or passport, and proof of ownership of Target Fund shares as of May 21, 2025 (the “Record Date”).

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees of JPMorgan Trust I,

Brian S. Shlissel
President
JPMorgan Trust I

June 7, 2025

PLEASE RESPOND – WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

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QUESTIONS AND ANSWERS

Shareholders should read this entire Proxy Statement/Prospectus carefully.

The following is a brief Q&A that will help explain the Reorganization (as defined below), including the reasons for the Reorganization. The Reorganization is subject to approval by the shareholders of the Target Fund (as defined below). A more detailed discussion of the Reorganization follows this section.

Q.   What is happening to my investment? Why am I receiving a Proxy Statement/Prospectus?

A.   You are receiving this Proxy Statement/Prospectus because you own shares in JPMorgan National Municipal Income Fund (the “Target Fund”).

The Target Fund currently operates as an open-end mutual fund. It is proposed that, subject to shareholder approval, the Target Fund be reorganized into the JPMorgan Municipal ETF (the “Acquiring Fund” and together with the Target Fund, the “Funds”), an existing ETF. Although the Acquiring Fund operates as an exchange-traded fund (“ETF”), the Funds have similar investment objectives, investment policies, and investment strategies. Following the reorganization, the Target Fund will be liquidated (the “Reorganization”).

Subject to shareholder approval, the Reorganization will be accomplished in accordance with an agreement and plan of reorganization and liquidation (the “Plan”). The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled (including cash in lieu of fractional shares of the Acquiring Fund) in complete liquidation of the Target Fund, except as noted below.

If the Reorganization is approved by shareholders and you remain a shareholder of the Target Fund on the Closing Date (as defined below), you will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund. Any such cash payment may be taxable.

If you hold your shares of the Target Fund through a brokerage account that cannot accept ETF shares, on the Closing Date you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash in an amount equal in value to the NAV of your Target Fund shares. The liquidation of your investment and return of cash may be taxable. If you hold your shares of the Target Fund through a fund direct individual retirement account (“IRA”) and do not take action prior to the Reorganization, your Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund in an amount equal in value to the NAV of your Target Fund shares.

Q.   What are the differences between an ETF and a mutual fund?

A.   ETFs are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

•

A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

•

A mutual fund will accept purchase and redemption orders only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

There are certain benefits associated with the ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the

Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. Following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund’s shares in the secondary market that shareholders do not experience as shareholders of the Target Fund.

Q.   Has the Board of Trustees of the Target Fund approved the Reorganization?

A.   Yes. The Board of Trustees of the Target Fund (the “Target Fund Board”) approved the Reorganization at a meeting held April 15, 2025 and recommended that Target Fund shareholders approve the Reorganization. The Target Fund Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Target Fund as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that the participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund’s shareholders will not be diluted as a result of the Reorganization.

After careful consideration, the Target Fund Board unanimously recommends that you vote “For” the proposal.

The Board of Trustees of the ETF Trust (which is comprised of the same members as the Target Fund Board) also approved the Reorganization and Plan and determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

Q.   What information did the Target Fund Board consider when evaluating the Reorganization?

A.   In considering the Reorganization and Plan, the Target Fund Board received information from representatives of the Target Fund’s investment adviser, J.P. Morgan Investment Management Inc. (“JPMIM”), including: (1) a comparison of the investment objectives, investment strategies, and fundamental investment policies of the Target Fund and the Acquiring Fund; (2) a comparison of the fees and expenses of the Funds; (3) the impact of the Reorganization on the Target Fund and its shareholders, including different subsets of Target Fund shareholders; (4) the specific terms of the Plan; and (5) the tax consequences of the Reorganization to the Funds and their shareholders.

Q.   Why is the Reorganization occurring?

A.   JPMIM, proposed that the Target Fund be reorganized into the Acquiring Fund because of the potential for significant outflows from the Target Fund resulting in part from the Target Fund’s migration towards a similar investment strategy of the Acquiring Fund over time. As part of its recommendation, JPMIM noted certain benefits associated with the ETF structure provided by the Acquiring Fund, which JPMIM believes will better serve the interests of Target Fund shareholders. As discussed in more detail below, these shareholder benefits include lower net expenses, additional trading flexibility, increased transparency and the potential for enhanced tax efficiency.

Q.   How will the Reorganization affect me as a shareholder?

A.   If the Reorganization is consummated, you will cease to be a shareholder of the Target Fund. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the Closing Date. If you hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF on the Closing Date, you will automatically become a shareholder of the Acquiring Fund. Upon completion of the Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which may be taxable.

As discussed below, if the Reorganization is approved by Target Fund shareholders and you desire to hold shares of the Acquiring Fund, it is important for you to determine if you can hold your Target Fund shares in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganization or, if you do not own Target Fund shares through such an account, that you take necessary actions to be able to receive shares of the Acquiring Fund.

Q.   What will happen if I do not have a brokerage account that can accept Acquiring Fund’s shares at the time of the Reorganization?

The following account types cannot hold shares of ETFs:

•

Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares.

•

Non-Accommodating Retirement Accounts. If you hold your shares of the Target Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization.

•

Fund Direct Accounts. If you hold your shares of the Target Fund in an account directly with the Target Fund at its transfer agent, SS&C GIDS, Inc. (formerly, DST Asset Manager Solutions, Inc.) (a “fund direct account”), you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares.

•

Fund Direct IRA. If you hold your shares of the Target Fund through a fund direct IRA and do not take action to transfer your investment in the Target Fund to a different investment option prior to the Reorganization, your Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Target Fund shares.

x

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the information below for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. Other than the approval by the requisite vote of Target Fund shareholders, no further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 1-800-480-4111 or contact your financial advisor or other financial intermediary.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of the Acquiring Fund are listed for trading on Cboe BZX Exchange, Inc. Shares of the Acquiring Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

Q.   How do I transfer my Target Fund shares from a fund direct account to a brokerage account that will accept Acquiring Fund’s shares ?

A.   Transferring your shares from a fund direct account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q.   How do I transfer my Target Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund’s shares ?

A.   The broker where you hold your Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q.   Is the Reorganization subject to shareholder approval? Am I Being Asked to Vote on the Reorganization?

A.   Yes. The Reorganization is subject to approval by Target Fund shareholders. As a shareholder of the Target Fund, you are entitled to one vote for each dollar of net asset value represented by your shares as of May 21, 2025 (the “Record Date”) and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any. Shares of all classes vote together as a single class.

Information about how you can vote on the Reorganization is contained in the accompanying materials. Your vote is very important regardless of the number of Target Fund shares that you hold.

Q.   Will the Reorganization affect the way my investments are managed?

A. No. JPMIM is the investment adviser to the Target Fund and to the Acquiring Fund. The same individuals responsible for the day-to-day portfolio management of the Target Fund are also responsible for the day-to-day portfolio management of the Acquiring Fund. Although the Acquiring Fund is an ETF whereas the Target Fund is a mutual fund, the Target Fund and the Acquiring Fund have similar investment objectives, investment policies, and investment strategies, with certain differences described under “How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?”

Q.   Will the fees and expenses of the Acquiring Fund be lower than the fees and expenses of the Target Fund?

A.   Yes. Following the Reorganization, the Acquiring Fund is expected to have a lower net expense ratio than each share class of the Target Fund. From April 16, 2025 until the Closing Date, however, JPMIM will voluntarily waive a portion of its management fee and/or reimburse expenses for each share class of the Target Fund to the extent the net expense ratio of the Target Fund exceeds 0.43%, 0.98%, 0.18% and 0.18% of Class A, Class C, Class I and Class R6 Shares, respectively.

More information on the effects of the potential expense reductions is available in the Proxy Statement/Prospectus.

Q.   Are there other benefits that I will experience as a shareholder of the Acquiring Fund?

A.   Yes. In addition to lower net expenses, as a shareholder of the Acquiring Fund you will also benefit from additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.

•

Additional Trading Flexibility. As a shareholder of the Target Fund you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

•

Increased Transparency. Currently, the Target Fund only provides periodic disclosure of its complete portfolio holdings. Following the Reorganization, however, the Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at jpmorganfunds.com.

•

Enhanced Tax Efficiency. Shareholders of the Target Fund also are expected to benefit from the potential for greater tax efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure.

Q.   Will I be subject to comparable investment risks as a shareholder of the Acquiring Fund?

A.   Yes. As noted above, the Target Fund and the Acquiring Fund have similar investment objectives, investment policies, and investment strategies. Therefore, the Acquiring Fund will be subject to similar investment risks as the Target Fund, except for the changes that are not expected to affect the way that the Target Fund is currently managed as discussed in the section entitled “How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?”

For additional discussion of these and other risk factors, please see the section entitled “Description of Investment Risks.”

Q.   Will I be subject to additional ETF-specific structural risks as a shareholder of the Acquiring Fund?

A.   As a shareholder of the Acquiring Fund, you will be subject to risks related to the Acquiring Fund’s ETF structure. For example, you will be subject to the risk that shares of your Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV. You will also be subject to the risk that your Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. Additionally, following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund’s shares in the secondary market that shareholders do not experience as shareholders of the Target Fund.

For additional discussion of these and other risk factors, please see the section entitled “Description of Structural Risks.”

Q.   Is there anything else that will be different once I am a shareholder of the Acquiring Fund?

A.   Yes. As a shareholder of the Target Fund, you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund, subject to any applicable sales charges and fees.

Individual Acquiring Fund’s shares may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of the Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker.

In addition, the Target Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Fund, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike shareholders of the Target Fund, shareholders of the Acquiring Fund will not own a particular class of shares.

Q.   Will the Target Fund or Acquiring Fund charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization?

A.   No. Neither the Target Fund nor the Acquiring Fund will charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization.

Q.   When is the Reorganization expected to occur?

A.   Subject to shareholder approval, JPMIM anticipates that the Reorganization will occur after the close of trading on or about October 24, 2025 (the “Closing Date”).

The Closing Date may be delayed. The Target Fund will publicly disclose any changes to the Closing Date.

Q.   Who will pay the costs in connection with the Reorganization?

A.   JPMIM will pay for the costs incurred by the Funds associated with the Reorganization (including the legal costs associated with the Reorganization) by either directly paying, waiving fees or reimbursing expenses to offset the costs incurred by the Target Fund and Acquiring Fund associated with the Reorganization, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of the Reorganization. JPMIM will pay for these costs, pursuant to the Plan, whether or not the Reorganization is consummated. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM.

Q.   Will the Reorganization result in any federal tax liability to me?

A.   The Reorganization is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes. If the Reorganization qualifies for tax-free treatment, Target Fund shareholders will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Target Fund shares for Acquiring Fund’s shares pursuant to the Reorganization (except with respect to cash received, if any). On or before the Closing Date, the Target Fund may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income, net tax-exempt interest income, if any, and net realized capital gain, if any (including any net gains realized from any sales of assets prior to the Closing Date). All or a portion of such distribution may be taxable to the Target Fund shareholders for U.S. federal income tax purposes.

Different tax considerations apply to you if you hold your shares of the Target Fund through a fund direct IRA and exchange your Target Fund shares for Morgan Shares of JPMorgan U.S. Government Money Market Fund. In addition, as described above, you may also experience tax consequences if your investment is liquidated and the cash value of your Target Fund shares is returned to you or if your shares of the Target Fund are transferred by your financial intermediary to a different investment option because you did not hold your shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date.

Shareholders should consult their tax advisors about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Q.   Can I purchase, redeem, or exchange shares of the Target Fund before the Reorganization takes place?

A.   Yes. If the Reorganization is approved by Target Fund shareholders, purchase orders, exchange orders, and redemption orders must be received by the Target Fund by the dates indicated below:

Final Date to Purchase Target Fund Shares or Exchange Shares of Another J.P. Morgan Mutual Fund for Target Fund Shares	Final Date to Redeem Target Fund Shares or Exchange Target Fund Shares for Shares of Another J.P. Morgan Mutual Fund
October 17, 2025	October 23, 2025

These dates may change if the Closing Date changes. Any changes to the Closing Date will be communicated to shareholders.

If you do not want to receive shares of the Acquiring Fund in connection with the Reorganization, you can exchange your Target Fund shares for shares of another J.P. Morgan mutual fund that is not participating in the Reorganization or redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. If you hold your shares in a taxable account, redemption of your Target Fund shares or exchanging for shares of another mutual fund will be a taxable event, and you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q.   Whom do I contact for further information?

A.    If you have any questions after reviewing the proxy materials, please call the proxy solicitor, Morrow Sodali Fund Solutions LLC, at 1-833-876-7363, Monday through Friday from 10:00 a.m. to 11:00 p.m. and Saturday from 12:00 p.m. to 5:00 p.m., Eastern Time.

Important additional information about the Reorganization is set forth in the accompanying Proxy Statement/Prospectus. Please read it carefully.

PROXY STATEMENT/PROSPECTUS

Dated June 7, 2025

PROXY STATEMENT FOR:

JPMORGAN TRUST I

JPMorgan National Municipal Income Fund

(the “Target Fund”)

277 Park Avenue

New York, NY 10172

PROSPECTUS FOR:

J.P. MORGAN EXCHANGE-TRADED FUND TRUST

JPMorgan Municipal ETF

(the “Acquiring Fund”)

277 Park Avenue

New York, NY 10172

This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxy cards by the Board of Trustees (the “Board”) of JPMorgan Trust I (“Target Trust”) for a Special Meeting of shareholders of the Target Fund listed above (the “Meeting”). The Meeting will be held on July 30, 2025 at 11 a.m., Eastern Time, at 277 Park Avenue, New York, NY 10172.

At the Meeting, shareholders will be asked to consider and act upon the following proposals:

1.

To approve an Agreement and Plan of Reorganization for the Target Fund, pursuant to which the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for the shares of the Acquiring Fund.

Target Fund	Acquiring Fund
JPMorgan National Municipal Income Fund	JPMorgan Municipal ETF

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Trustees of the Target Fund unanimously recommends that you vote “FOR” the proposal.

The Reorganization will be accomplished in accordance with an agreement and plan of reorganization and liquidation (the “Plan”). The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled (including cash in lieu of fractional shares of the Acquiring Fund) in complete liquidation of the Target Fund, except as noted below. A copy of the form of the Plan is included as Appendix A to this Proxy Statement/Prospectus. Subject to shareholder approval, the Reorganization is expected to close on or about October 24, 2025 (the “Closing Date”).

For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction for the Target Fund, the Acquiring Fund, and the shareholders of the Target Fund. If you remain a shareholder of the Target Fund on the Closing Date (as defined below), you will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Since shares of the Acquiring Fund are not issued in fractional shares, cash will be paid to shareholders in lieu of fractional shares of the Acquiring Fund, which may be taxable. If you do not hold your shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares. If you hold shares of the Target Fund through a fund direct individual retirement account (“IRA”) and do not take action prior to the Reorganization, your Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Target Fund shares. Alternatively, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board of the Target Trust to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of Special Meeting of Shareholders and a proxy card, is first being mailed to shareholders of the Target Fund on or about June 17, 2025. Only shareholders of record on May 21, 2025 (the “Record Date”) in the Target Fund will be entitled to notice of, and to vote at, the Meeting for the Target Fund, and any adjournment or postponement thereof. If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted “FOR” approval of the Reorganization Agreement and “FOR” any other matters the proxies deem appropriate.

The Target Fund and the Acquiring Fund (collectively, the “Funds”) are series of registered, open-end management investment companies, although the Target Fund is a mutual fund while the Acquiring Fund is an ETF and a series of J.P. Morgan Exchange-Traded Fund Trust (the “ETF Trust” and together with the Target Fund Trust, the “Trusts”). The Target Fund and the Acquiring Fund have similar investment objectives, investment policies, and investment strategies. The principal executive offices of the Target Fund Trust and the ETF Trust are located at 277 Park Avenue, New York, NY 10172.

Shares of the Acquiring Fund are listed for trading on Cboe BZX Exchange, Inc.

If approved by Target Fund shareholders, the Reorganization is anticipated to occur after the close of trading on October 24, 2025 (the “Closing Date”).

The Closing Date may be delayed. The Target Fund will publicly disclose any changes to the Closing Date.

Subject to the approval of Target Fund shareholders and in preparation for the closing of the Reorganization, purchase orders, exchange orders, and redemption orders must be received by the Target Fund by the dates indicated below:

Final Date to Purchase Target Fund Shares or Exchange Shares of Another J.P. Morgan Mutual Fund for Target Fund Shares	Final Date to Redeem Target Fund Shares or Exchange Target Fund Shares for Shares of Another J.P. Morgan Mutual Fund
October 17, 2025	October 23, 2025

These dates may change if the Closing Date changes. Any changes to the Closing Date will be communicated to shareholders.

If the Reorganization is approved by Target Fund shareholders, any shares of the Target Fund that you hold after the final redemption dates listed above will be exchanged into shares of the Acquiring Fund as a result of the Reorganization.

This Proxy Statement/Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know before investing. This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the ETF Trust with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

A statement of additional information relating to this Proxy Statement/Prospectus and the proposed Reorganization (the “Statement of Additional Information”), dated June 7, 2025, is available upon request and without charge by contacting the Funds. This Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus.

The following additional materials are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/Prospectus.

•	Target Fund prospectuses dated July 1, 2024 (Class A, Class C, Class I, and Class R6

Shares), which are on file with the SEC (File No. 811-21295) (Accession No. 0001193125-24-165456);

•

Target Fund statement of additional information dated July 1, 2024 (Class A, Class C, Class I, and Class  R6 Shares), which are on file with the SEC (File No.  811-21295) (Accession No. 0001193125-24-165456);

•	Acquiring Fund prospectus dated July 1, 2024, which is on file with the SEC (File No. 811-22903) (Accession No. 0001193125-24-166813); and

•	Acquiring Fund statement of additional information dated July 1, 2024, which is on file with the SEC (File No. 811-22903) (Accession No. 0001193125-24-166813).

The Target Fund can be reached by calling 1-800-480-4111 or by writing to:

J.P. Morgan Funds Services

P.O. Box 219143

Kansas City, MO 64121-9143

Each Fund’s prospectuses, statement of additional information, annual reports, semi-annual reports, and financial statements and other information filed with the SEC on Form N-CSR, where applicable, are available at https://am.jpmorgan.com/us/en/asset-management/adv/products/fund-documents.

You may request free copies of the Target Fund’s prospectuses and statement of additional information (including any supplement thereto), the Acquiring Fund’s prospectus and statement of additional information ((including any supplement thereto), and the Statement of Additional Information by calling collect at 1-800-480-4111, or by writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143.

You may also request free copies of the Acquiring Fund’s prospectus and statement of additional information and the Statement of Additional Information by calling collect at 1-844-457-6383, or by writing to J.P. Morgan Exchange-Traded Funds, 277 Park Avenue New York, New York 10172.

All available materials have been filed with the SEC.

Each Fund also files proxy materials, information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the SEC’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

This Proxy Statement/Prospectus dated June 7, 2025, is expected to be mailed to shareholders of the Target Fund on or about June 14, 2025.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This is only a summary of certain information contained in this Proxy Statement/Prospectus. Shareholders should carefully read the more complete information in the rest of this Proxy Statement/Prospectus, including the Plan, a form of which is attached to this Proxy Statement/Prospectus in Appendix A, and the Acquiring Fund prospectus, which accompanies this Proxy Statement/Prospectus. For purposes of this Proxy Statement/Prospectus, the terms “shareholder”, “you”, and “your” refer to shareholders of the Target Fund.

Why is the Reorganization happening and did the Board approve the Reorganization?

After consideration of all relevant factors, including the potential impact of the Reorganization on different subsets of the Target Fund’s shareholders, the Target Fund’s investment adviser, J.P. Morgan Investment Management Inc. (“JPMIM”), proposed to the Target Fund Board that the Target Fund be reorganized into the Acquiring Fund the potential for significant outflows from the Target Fund resulting in part from the Target Fund’s migration towards a similar investment strategy of the Acquiring Fund over time. As part of its recommendation, JPMIM noted because of certain benefits associated with the ETF structure, which JPMIM believes will better serve the interests of Target Fund shareholders. As discussed in more detail below, these benefits include lower net expenses, additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.

Current shareholders of the Target Fund are expected to benefit directly from the reduced net expense ratio of the Acquiring Fund upon the Reorganization. In addition, from April 16, 2025 until the closing of the Reorganization, JPMIM will voluntarily waive a portion of its management fee and/or reimburse expenses for each share class of the Target Fund to the extent the net expense ratio of the Target Fund exceeds 0.43%, 0.98%, 0.18% and 0.18% of Class A, Class C, Class I and Class R6 Shares, respectively.

In addition, current shareholders of each class of the Target Fund also are expected to benefit from the potential for greater tax efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure.

The Target Fund and the Acquiring Fund have similar investment objectives, investment policies, and investment strategies.

The Acquiring Fund, however, will have the benefits of operating in the ETF structure, in addition to being exposed to certain ETF-specific risks as discussed in the section entitled “What are the principal risks of an investment in the Acquiring Fund?”. JPMIM is the investment adviser of the Target Fund and of the Acquiring Fund after and no change in portfolio managers will result from the Reorganization. As shareholders of ETFs following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund’s shares in the secondary market that the shareholders do not experience as shareholders of the Target Fund. However, shareholders of ETFs after the Reorganization will not bear expenses specific to mutual funds, including sales charges as shareholders of the Target Fund.

The Target Fund Board, including all of the Target Fund Board’s Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (together, the “Independent Trustees”), determined that participation in the Reorganization is in the best interests of the Target Fund and the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Target Fund Board made this determination based on various factors that are discussed in this Proxy Statement/Prospectus, under the discussion of the Reorganization in the section entitled “Reasons for the Reorganization.”

How will the Reorganization affect me?

If the Reorganization is approved by Target Fund shareholders and the Reorganization is consummated, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of the Reorganization, you will receive shares of the Acquiring Fund and in certain cases, cash, having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which may be taxable.

However, in order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date. If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the separate Q&A that accompanies this Proxy Statement/Prospectus, for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. Other than the approval by the requisite vote of Target Fund Shareholders, no further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

In addition, after the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions.

In addition, the Target Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Fund, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike shareholders of the Target Fund, shareholders of the Acquiring Fund will not own a particular class of shares.

Who will bear the costs associated with the Reorganization?

JPMIM will pay for the costs incurred by the Funds associated with the Reorganization (including the legal costs associated with the Reorganization) by either directly paying, waiving fees or reimbursing expenses to offset the costs incurred by the Target Fund and Acquiring Fund associated with the Reorganization, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of the Reorganization. JPMIM will pay for these costs, pursuant to the Plan, whether or not the Reorganization is consummated. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will be borne by the Funds and not be covered by JPMIM.

What are the federal income tax consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund must receive an opinion of Dechert LLP (“Dechert”) to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, the Target Fund will recognize gain or loss as a direct result of the Reorganization of the Target Fund (except with respect to cash received by a shareholder, if any, or if the Target Fund shares are exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund), and the holding period and aggregate tax basis for the Acquiring Fund’s shares that you receive will be the same as the holding period and aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. On or before the Closing Date, the Target Fund may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income, net tax-exempt interest income, if any, and net realized capital gain, if any (including any net gains realized from any sales of assets prior to the Closing Date). All or a portion of such distribution may be taxable to the Target Fund shareholders for U.S. federal income tax purposes. Prior to the consummation of the Reorganization, you may redeem your Target Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them. Different tax considerations apply to you if you hold your shares of the Target Fund through a fund direct IRA and exchange your Target Fund shares for Morgan Shares of JPMorgan U.S. Government Money Market Fund, or if you do not hold your Target Fund shares via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and therefore have your investment liquidated.

You should consult your tax advisor regarding the effect, if any, of the Reorganization, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Reorganization, please see the section entitled “Information About the Plan—What are the tax consequences of the Reorganization?”

What is happening to the Target Fund?

The Target Fund currently operates as an open-end mutual fund. If shareholders of the Target Fund approve the Reorganization,

the Target Fund will be reorganized into an ETF through the reorganization of the Target Fund into the Acquiring Fund. The Target Fund and the Acquiring Fund have similar investment objectives, investment policies, and investment strategies; however, the Acquiring Fund may invest up to 25% in securities whose interest may be subject to the federal alternative minimum tax on individuals (“AMT Securities”) and the AMT Securities meet the 80% investment policy of the Acquiring Fund, whereas the Target Fund’s 80% investment policy excludes AMT Securities. In addition, the Acquiring Fund has additional fundamental policies regarding diversification and lending transactions. The reorganization of the Target Fund into the Acquiring Fund, along with the subsequent liquidation of the Target Fund, is referred to in this Proxy Statement/Prospectus as the “Reorganization,” and the Reorganization will be accomplished in accordance with an Agreement and Plan of Reorganization and Liquidation (the “Plan”).

Shares of the Acquiring Fund are listed for trading on Cboe BZX Exchange, Inc.

How will the Reorganization be implemented?

The Reorganization is subject to approval by Target Fund shareholders. If approved by Target Fund shareholders, the Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate net asset value of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled (including cash in lieu of fractional shares of the Acquiring Fund) in complete liquidation of the Target Fund, except as noted below.

Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account. If a shareholder does not hold their shares of the Target Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated and the shareholder will receive cash equal in value to the NAV of their Target Fund shares. If a shareholder holds shares of the Target Fund through a fund direct IRA, the shareholder’s Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of the shareholder’s Target Fund shares unless the shareholder provides alternative direction prior to the Reorganization. Alternatively, if a shareholder holds their shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, a financial intermediary may transfer the shareholder’s investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, this transfer may be subject to fees and expenses and may also be subject to tax. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash.

After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. Subject to shareholder approval, and as a result of the Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur after the close of business on the Closing Date, which is the specific date on which the Reorganization takes place. The expected Closing Date of the Reorganization is October 24, 2025.

The Closing Date may be delayed. The Target Fund will publicly disclose any changes to the Closing Date.

How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?

The Target Fund and the Acquiring Fund have similar investment objectives, investment policies, investment strategies, and investment risk profiles; however, the Acquiring Fund may invest up to 25% in AMT Securities and the AMT Securities meet the 80% investment policy of the Acquiring Fund, whereas the Target Fund’s 80% investment policy excludes AMT Securities. In addition, the Acquiring Fund has additional fundamental policies regarding diversification and lending transactions. These changes are not expected to affect the way the Target Fund is currently managed.

For additional discussion comparing the investment objectives and investment strategies of the Target Fund and the Acquiring Fund, please see “Additional Information About the Acquiring Fund and the Target Fund—Comparison of the Funds’ Investment Objectives and Principal Investment Strategies.”

For additional discussion regarding structural differences between the Target Fund and the Acquiring Fund, please see the separate Q&A titled “What are the differences between an ETF and a mutual fund?”

The Target Fund and the Acquiring Fund have similar fundamental investment policies, which may not be changed without prior shareholder approval. The fundamental investment policies for the Acquiring Fund are listed in its statement of additional information, which is incorporated by reference into the Statement of Additional Information, and is available upon request. These materials are available upon request. The Target Fund’s fundamental and non-fundamental investment policies are listed in its statement of additional information, which is incorporated by reference into the Statement of Additional Information, and is available upon request.

For additional discussion comparing the fundamental investment policies of the Target Fund and the Acquiring Fund, please see “Additional Information About the Acquiring Fund and the Target Fund— Comparison of the Funds’ Fundamental Investment Policies.”

What are the principal risks of an investment in the Acquiring Fund?

An investment in the Acquiring Fund involves risks common to most open-end funds, such as the Target Fund. There is no guarantee against losses resulting from investments in the Funds, nor that the Funds will achieve their investment objectives. You may lose money if you invest in the Funds. The risks associated with an investment in the shares of the Acquiring Fund and the Target Fund are similar, except that the Acquiring Fund is subject to certain risks specific to operating as an ETF. An investment in the shares of the Acquiring Fund is subject to the following ETF-specific risks:

ETF Shares Trading Risk: The Acquiring Fund’s shares are listed for trading on the Cboe BZX Exchange, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Acquiring Fund’s shares are expected to fluctuate, in some cases materially, in response to changes in the Acquiring Fund’s NAV, the intraday value of the Acquiring Fund’s holdings and supply and demand for Acquiring Fund’s shares. JPMIM cannot predict whether Acquiring Fund’s shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Acquiring Fund’s shares (including through a trading halt), as well as other factors, may result in the Acquiring Fund’s shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Acquiring Fund’s holdings. During such periods, you may incur significant losses if you sell your Acquiring Fund’s shares.

The securities held by the Acquiring Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Acquiring Fund’s shares’ NAV may widen.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Acquiring Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Acquiring Fund and no other authorized participant creates or redeems, Acquiring Fund’s shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs, that invest in securities issued by non-U.S. issuers.

For further information about the risks of investments in the Funds, see the section entitled “Comparison of the Funds’ Risks” below.

How will the Reorganization affect my fees and expenses?

The Acquiring Fund has a lower net expense ratio than each share class of the Target Fund. From April 16, 2025 until the Closing Date, however, JPMIM will voluntarily waive a portion of its management fee and/or reimburse expenses for each share class of the Target Fund to the extent the net expense ratio of the Target Fund exceeds 0.43%, 0.98%, 0.18% and 0.18% of Class A, Class C, Class I and Class R6 Shares, respectively. A comparison of the fees and expenses of the Target Fund and Acquiring Fund is provided below under the heading, “What are the fees and expenses of the Funds and what might they be after the Reorganization?”

What are the distribution arrangements for the Funds?

The Target Fund and the Acquiring Fund are each distributed by JPMorgan Distribution Services, Inc., (the “Distributor”), which serves as the principal underwriter for the shares of the Funds. The Distributor is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The Distributor or its agent distributes Creation Units (as defined below) for the Acquiring Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Acquiring Fund. The Distributor has no role in determining the investment policies of the Acquiring Fund or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1111 Polaris Parkway, Columbus, OH 43240.

What are the Funds’ arrangements for purchases, exchanges, and redemptions

The Target Fund and the Acquiring Fund have different procedures for purchasing, exchanging, and redeeming shares, which are summarized below.

You may refer to the Acquiring Fund prospectus accompanying this Proxy Statement/Prospectus under the section entitled “Purchase and Redemption of Shares” for the procedures applicable to purchases and redemptions of the shares of the Acquiring Fund. The Target Fund prospectuses each provide information under the sections entitled “Purchasing Fund Shares,” “Exchanging Fund Shares,” and “Redeeming Fund Shares” with respect to the procedures applicable to purchases, exchanges, and sales of the shares of the Target Fund. Appendix C to this Proxy Statement/Prospectus contains additional information regarding to the Acquiring Fund’s distribution arrangements under the section entitled “Purchase and Redemption of Shares.”

Acquiring Fund

Most investors will buy and sell shares of the Acquiring Fund in secondary market transactions through brokers. Shares of the Acquiring Fund are listed and traded on the secondary market on an Exchange. Shares of the Acquiring Fund are listed for trading on Cboe BZX Exchange, Inc. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although shares of the Acquiring Fund are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares of the Acquiring Fund through a broker, you may incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of the Acquiring Fund based on the Acquiring Fund’s trading volume and market liquidity and is generally lower if the Acquiring Fund has a lot of trading volume and market liquidity. Shares of the Acquiring Fund will trade on an exchange at prices that may differ to varying degrees from the daily NAV of the shares.

The Acquiring Fund’s shares will be issued or redeemed by the Acquiring Fund at NAV per share only in a large specified number of shares called a “Creation Unit” or multiples thereof. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Acquiring Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Further information about the procedures applicable to purchases and redemptions of Creation Units for the Acquiring Fund is set forth in the Acquiring Fund’s prospectus and statement of additional information.

The Acquiring Fund does not provide for the exchange of shares.

Target Fund

An investor may purchase shares of the Target Fund directly from the Target Fund through the Distributor or through a financial intermediary. The Target Fund offers multiple share classes, and each share class has different sales charges, expenses, and/or minimum investments. Purchase and redemption orders will be accepted only on days that the Target Fund is open for business. The Target Fund is open for business on each day the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Target Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Target Fund is open for business, will be effected at that day’s NAV. The Target Fund will not treat an intra-day unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET, if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by financial intermediaries on a business day prior to the Target Fund Close and communicated to the Target Fund prior to such time as agreed upon by the Target Fund and the financial intermediary will be effected at the NAV determined on the business day the order was received by the financial intermediary.

Shareholders of the Target Fund may exchange their shares of the Target Fund for shares of other J.P. Morgan mutual funds, subject to the applicable exchange privileges associated with the share class in which the shareholder is transacting. Following an exchange, the fees and expenses of the new share class may be higher than those of the share class the shareholder previously held.

Shareholders of the Target Fund may redeem some or all of their shares on any day that the Target Fund is open for business. Shareholders will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or, for certain share classes, through an ACH transaction for five business days following the acceptance of a purchase order unless such shareholder provides satisfactory proof that their purchase check or, for certain share classes, ACH transaction has cleared (sometimes referred to as uncollected shares). If the Target Fund or financial intermediary receives a redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00p.m. ET, if the NYSE closes before 4:00 p.m. ET), the shareholder will receive the NAV per share calculated after the redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Target Fund’s transfer agent or the Target Fund), minus the amount of any applicable charges or fees. A shareholder’s financial intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of the Target Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

What are the Funds’ arrangements for payments to broker-dealers and other financial intermediaries?

If you purchase shares of the Target Fund through a broker-dealer or other financial intermediary (such as a bank), the Target Fund, JPMIM and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Target Fund over another investment.

If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), JPMIM and its related companies may pay the financial intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment.

Ask your salesperson or visit your financial intermediary’s website for more information.

How do I vote my shares?

Voting is quick and easy. You can vote in any of four ways: by telephone, via the Internet, by returning the proxy card (the “Proxy Card”) by mail, or by participating in the Meeting. We encourage you to vote by telephone or via the Internet, which will reduce the time and costs associated with this proxy solicitation.

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.	(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.
(2) Call the toll-free number shown on your Proxy Card.	(2) Go to the website shown on your Proxy Card.
(3) Enter the control number shown on your Proxy Card and follow the simple instructions.	(3) Enter the control number shown on your Proxy Card and follow the simple instructions.

If you have any questions after reviewing the proxy materials, please call the proxy solicitor, Morrow Sodali Fund Solutions LLC, at 1-833-876-7363, Monday through Friday from 10:00 a.m. to 11:00 p.m. and Saturday from 12:00 p.m. to 5:00 p.m., Eastern Time. We will get you the answers that you need promptly.

If the accompanying proxy card for the Target Fund is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting, the proxies named therein will vote the shares with respect to the Target Fund represented by it in accordance with the instructions marked thereon. Properly executed but unmarked proxy cards submitted by shareholders will be voted FOR the proposal set forth in the Notice and described in this Proxy Statement/Prospectus.

A shareholder may revoke a proxy at any time on or before the Meeting by either (i) submitting to the J.P. Morgan Funds a subsequently dated proxy, (ii) delivering to the J.P. Morgan Funds a written notice of revocation at the address on the cover of this Proxy Statement/Prospectus, or (iii) otherwise giving notice of revocation in an open meeting, in all cases prior to the exercise of the authority granted in the proxy card. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization contemplated thereby.

What is the deadline for submitting my vote?

Please vote as soon as possible to help the Target Fund receive enough votes to act on the proposal. If you do not plan to attend the Meeting, your vote must be received by the Target Fund by 10:59 a.m., Eastern Time, on July 30, 2025.

What are the quorum and approval requirements for the Reorganization?

With respect to the Reorganization, more than 50% of the outstanding shares of the Target Fund entitled to vote constitutes a quorum for the Meeting.

The Reorganization will be effected only if the Target Fund Shareholders approve the Reorganization and certain closing conditions are satisfied or waived.

With respect to the Reorganization, if a quorum is present at the Meeting, approval of the Plan will require the affirmative vote of a majority of the outstanding shares of the Target Fund. A “majority” is defined under the 1940 Act as the lesser of (i) 67% or more of the shares of the Target Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Target Fund are present or represented by proxy at the Meeting, or (ii) more than 50% of the outstanding shares of the Target Fund.

A shareholder of the Target Fund is entitled to one vote for each dollar of net asset value represented by such shareholder’s shares as of the record date and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any. Shares of all classes vote together as a single class.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Target Fund as inspectors of elections (also known as “tellers”) for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the Reorganization for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by properly executed proxy cards that constitute abstentions and “broker non-votes” as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposals. “Broker non-votes” are proxies for shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?

In the event that sufficient votes to approve the Plan with respect to the Target Fund or another proposal are not received, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by a majority of the shares represented at the Meeting, either in person or by proxy. For purposes of calculating a vote to adjourn the Meeting, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. In addition, shares represented by properly executed proxy cards that constitute abstentions will have the effect of a vote against any such adjournment. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned, except if the adjournment is for more than 60 days from the date set for the original meeting or a new record date is fixed for the adjourned meeting.

Can shareholders submit proposals for a future shareholder meeting?

You may request inclusion in the Target Fund’s proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Target Fund is not required to hold regular meetings of shareholders, and in order to minimize costs, does not intend to hold meetings of the shareholders unless required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the J.P. Morgan Funds’ management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

What happens if the Reorganization is not approved by the Target Fund Shareholders?

If the Reorganization is not approved by shareholders of the Target Fund, then the Target Fund will not be reorganized into the Acquiring Fund and the Board of the Target Fund will consider what, if any, additional steps to take, which may include the continued operation of the Target Fund or the potential liquidation of the Target Fund.

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS

How do the performance records of the Funds compare?

The average annual total return figures at net asset value for the Target Fund and for the Acquiring Fund as of December 31, 2024 are shown in the table below.

	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years	Since Inception
Target Fund

Class A	1.99%	-0.62%	0.68%	1.47%	N/A
Class C	1.38%	-1.15%	0.12%	1.01%	N/A

Class I	2.20%	-0.37%	0.91%	1.74%	N/A
Class R6	2.30%	-0.27%	1.03%	1.81%	N/A

Acquiring Fund (at NAV)	1.94%	0.00%	1.29%	N/A	2.86%[1]
Bloomberg US Municipal Index	1.05%	-0.55%	0.99%	2.25%	2.34%[1]

Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index	0.88%	-0.04%	1.08%	2.04%	2.22%[1]

1 Commencement of operations was October 29, 2018.

The Funds’ past performance is not necessarily an indication of how the Funds will perform in the future.

What are the fees and expenses of the Funds and what might they be after the Reorganization?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. The fees and expenses in the tables appearing below are based on the expenses paid by the Target Fund as of February 28, 2025 (the end of the Fund’s most recently completed annual period)

and the expenses paid by the Acquiring Fund as of February 28, 2025 (the end of the Fund’s most recently completed annual period).

The table shows the pro forma expenses of the Acquiring Fund after giving effect to the Reorganization, based on pro forma combined net assets as of February 28, 2025, as if the Reorganization were in effect for the applicable 12 month period. The fee tables do not reflect the costs associated with the Reorganization. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund’s shares. Actual expenses may vary significantly.

Fees

SHAREHOLDER FEES (Fees paid directly from your investment)
	Target Fund				Acquiring Fund	Pro- Forma Combined – Acquiring Fund
	Class A	Class C	Class I	Class R6	ETF Shares	ETF Shares
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	3.75%*	None*	None	None	None	None
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	None[1]*	1.00%*	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Target Fund				Acquiring Fund	Pro- Forma Combined – Acquiring Fund
	Class A	Class C	Class I	Class R6	ETF Shares	ETF Shares
Management Fees	0.30%	0.30%	0.30%	0.30%	0.18%	0.18%
Distribution (Rule 12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses	0.36%	0.36%	0.35%	0.10%	None	None
Service Fees	0.25%	0.25%	0.25%	None	None	None
Remainder of Other Expenses	0.11%	0.11%	0.10%	0.10%	None	None
Total Annual Fund Operating Expenses	0.91%	1.41%	0.65%	0.40%	0.18%	0.18%
Fee Waivers and or Expense Reimbursements	-0.26%[2]	-0.21%[2]	-0.25%[2]	-0.10%[2]	None	None
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[3]	0.65%[2]	1.20%[2]	0.40%[2]	0.30%[2]	0.18%	0.18%

* In connection with the Reorganization if approved by Target Fund Shareholders, beginning on August 1, 2025, no sales charges will be imposed on purchases of Class A Shares of the Fund, and no CDSC are imposed on redemptions of Class A or Class C Shares of the Fund.

1 For purchases under $250,000.

2 The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.65%, 1.20%, 0.40%, and 0.30% of the average daily net assets of Class A, Class C, Class I, and Class R6 Shares respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/25, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

3 Fees and expenses for the Target Fund are based on those incurred by it for the 12-month period ended February 28, 2025. The pro forma fees and expenses of the Acquiring Fund are calculated based on its current and expected expenses, as if the Reorganization were in effect for the 12 months ended February 28, 2025, and experienced a year of combined operations.

Expense Examples

These Examples are meant to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund, both before and after the Reorganization.

Each Example assumes that you invest $10,000 in the Funds for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements that are or will be in effect for the Target Fund, as described above in the Funds’ respective fee tables, and total annual fund operating expenses thereafter. Sales loads have been included for Class A Shares. However, beginning on August 1, 2025, no sales charges will be imposed on purchases of Class A Shares of the Target Fund. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund’s shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund

Class A	$456	$646	$852	$1,445
Class C	$236	$439	$764	$1,549

Class I	$58	$200	$354	$803
Class R6	$38	$125	$221	$502

Acquiring Fund	$18	$58	$101	$230
Pro Forma — Combined Fund after Reorganization	$18	$58	$101	$230

What are the Funds’ income and capital gain distribution policies?

The distribution policies of the Target Fund are the same as the Acquiring Fund with respect to the timing of distributions. The Target Fund and the Acquiring Fund generally distribute net investment income, if any, at least monthly. Each Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, each Fund will generally distribute substantially all of its net investment income, net tax-exempt interest income, and net realized capital gain.

What are the Funds’ pricing and valuation arrangements?

The Target Fund has the same procedures for valuing their portfolio securities as the Acquiring Fund.

For both the Acquiring Fund and the Target Fund, NAV is calculated each business day as of the close of the Exchange, depending on which exchange a Fund is listed on, which is typically 4:00 p.m. E.T. On occasion, an Exchange will close before 4:00 p.m. E.T. When that happens, a Fund’s NAV will be calculated as of the time the applicable Exchange closes, as applicable. The Funds will not treat an intraday unscheduled disruption or closure in an Exchange’s trading as a closure of the Exchange, as applicable and will calculate their NAVs as of 4:00 p.m. E.T. if the particular disruption or closure directly affects only the Exchange. Further information about the Funds’ pricing and valuation arrangements is contained in the prospectuses and statements of additional information of the Target Fund and the Acquiring Fund.

Who manages the Funds?

The Acquiring Fund is a series of the ETF Trust. The ETF Trust is governed by a Board of Trustees, which is responsible for overseeing all business activities of the Acquiring Fund.

JPMIM is the investment adviser to the Acquiring Fund. JPMIM is located at 383 Madison Avenue, New York, NY 10179. JPMIM also serves as the investment adviser to the Target Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), a bank holding company. In rendering investment advisory services to the Funds, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to the Funds through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

The Target Fund currently pays JPMIM an advisory fee based on a percentage of average daily net assets. The management fee for the Target Fund is as follows:

Target Fund
JPMorgan National Municipal Income Fund	0.30%

During the twelve-month period ended February 28, 2025, the Target Fund paid JPMIM the following effective management fees (net of waivers).

Target Fund
JPMorgan National Municipal Income Fund	0.24%

The Acquiring Fund currently pays JPMIM an advisory fee based on a percentage of average daily net assets. The management fee for the Acquiring Fund is as follows. The effective management fees paid by the Acquiring Fund to JPMIM during the twelve-month period ended February 28, 2025 is the same.

Acquiring Fund
JPMorgan Municipal ETF	0.18%

A discussion of the basis the Target Fund Board used in approving the investment advisory agreement for the Target Fund is in the financial statements and other information filed with the SEC on Form N-CSR for the Target Fund, which is available online at www.jpmorganfunds.com. A discussion of the basis the Board of Trustees of the Trust used in approving the management agreement for the Funds is available in the financial statements and other information filed with the SEC on Form N-CSR for the Acquiring Fund, which is available online at www.jpmorganfunds.com.

The same individuals responsible for the day-to-day portfolio management of the Target Fund are also responsible for the day-to-day portfolio management of the Acquiring Fund.

Each Fund’s portfolio management teams are composed as follows:

Target Fund’s Portfolio Managers	Acquiring Fund’s Portfolio Managers
Michelle V. Hallam Michael R. Myers Rachel Betton	Michelle V. Hallam Michael R. Myers Rachel Betton

Further information on the Funds’ portfolio management teams is available in the Funds’ respective prospectuses and statements of additional information.

Additional Fee Waiver and/or Expense Reimbursement

In addition to the contractual fee waivers described above, service providers to the Acquiring Fund (as is the case for the Target Fund) may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Funds’ service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Target Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

After consideration of all relevant factors, including the potential impact of the Reorganization on different subsets of the Target Fund’s shareholders, JPMIM proposed to the Target Fund Board, at a meeting held April 15, 2025, that the Target Fund be reorganized into the Acquiring Fund because of certain benefits associated with the ETF structure, which JPMIM believes will better serve the interests of shareholders. The Target Fund and the Acquiring Fund have similar investment objectives, investment policies, and investment strategies. The Acquiring Fund, however, will have the benefits of operating in the ETF structure. JPMIM is the investment adviser of the Target Fund and of the Acquiring Fund and no change in portfolio managers will result from the Reorganization.

As shareholders of ETFs following the Reorganization, shareholders may bear certain costs associated with maintaining brokerage accounts and buying and selling Acquiring Fund’s shares in the secondary market, including commissions, spreads, and other transactions costs, that the shareholders do not experience as shareholders of the Target Fund.

Current shareholders of each class of the Target Fund are expected to benefit directly from the reduced net expense ratio of the Acquiring Fund. Following the Reorganization, the Acquiring Fund will have a lower net expense ratio than each share class of the Target Fund. From April 16, 2025 until the Closing Date, however, JPMIM will voluntarily waive a portion of its management fee and/or reimburse expenses for each share class of the Target Fund to the extent the net expense ratio of the Target Fund exceeds 0.43%, 0.98%, 0.18% and 0.18% of Class A, Class C, Class I and Class R6 Shares, respectively.

Current shareholders of each class of the Target Fund also are expected to benefit from the potential for greater tax efficiency, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure.

In addition, shareholders are expected to benefit from the secondary market liquidity of the Acquiring Fund. Shareholders of the Target Fund can only purchase or redeem shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. Shareholders of the Acquiring Fund, however, are able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This flexibility will give shareholders the opportunity to act on purchase and sale decisions immediately, rather than once a day.

Shareholders will also gain the additional benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund. Currently, the Target Fund only provides periodic disclosure of its complete portfolio holdings. Following the Reorganization, however, the Acquiring Fund makes its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website. The Trustees also considered JPMIM’s view that, because of the Funds’ trading strategies and portfolio characteristics, there is no material risk that full daily transparency should allow third parties to gain insight into the Funds’ trading patterns in a way that would be harmful to the Funds or their shareholders.

At a meeting held April 15, 2025, the Target Fund Board considered the Reorganization proposed by JPMIM and approved the Plan. In considering the Plan, the Target Fund Board requested and received detailed information from representatives of JPMIM regarding the Reorganization, including: (1) a comparison of the investment objectives, investment strategies, and fundamental investment policies of the Target Fund and the Acquiring Fund; (2) a comparison of the fees and expenses of the Funds; (3) the impact of the Reorganization on the Target Fund and its shareholders, including different subsets of Target Fund shareholders; and (4) the specific terms of the Plan.

In approving the Reorganization and recommending that Target Fund Shareholders vote to approve the Reorganization, the Target Fund Board, including all of the Independent Trustees, determined that (i) participation in the Reorganization is in the best interest of the Target

Fund, and (ii) the interests of the existing Target Fund’s shareholders will not be diluted as a result of the Reorganization.

In making these determinations, the Target Fund Board, including all of the Independent Trustees, considered a number of factors, including the potential benefits and costs of the Reorganization to shareholders of the Target Fund. These considerations included the following:

•

The Target Fund and the Acquiring Fund have similar investment objectives, investment policies, investment strategies, and investment risk profiles; however, the Acquiring Fund may invest up to 25% in securities whose interest may be subject to the federal alternative minimum tax on individuals (“AMT Securities”) and the AMT Securities meet the 80% investment policy of the Acquiring Fund, whereas the Target Fund’s 80% investment policy excludes AMT Securities. In addition, the Acquiring Fund has additional fundamental policies regarding diversification and lending transactions. The Target Fund Board’s considered JPMIM’s statement that these changes are not expected to affect the way the Target Fund is currently managed.

•

JPMIM is the adviser of both the Target Fund and Acquiring Fund, and there are no material differences in the contractual terms of the Target Fund’s investment management agreement with JPMIM as compared to the Acquiring Fund’s investment management agreement. The Target Fund Board also considered JPMIM’s representation that the Reorganization will not result in any decline in the level of services from the level of services that historically have been provided to the Target Fund.

•

JPMIM will pay the costs of the Reorganization (including the legal costs associated with the Reorganization) by either directly paying, waiving fees or reimbursing expenses to offset the costs incurred by the Target Fund and Acquiring Fund associated with the Reorganization, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of the Reorganization. JPMIM will pay for these costs, pursuant to the Plan, whether or not the Reorganization is consummated. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM.

•

The Acquiring Fund has a lower net expense ratio than each share class of the Target Fund. The Target Fund’s Board also considered that JPMIM will voluntarily waive a portion of its management fee and/or reimburse expenses for each share class of the Target Fund to the extent the net expense ratio of the Target Fund exceeds 0.43%, 0.98%, 0.18% and 0.18% of Class A, Class C, Class I and Class R6 Shares, respectively for the period from April 16, 2025 to the Closing Date.

•	The Distributor’s waiver of Distribution (Rule 12b-1) Fees beginning on August 1, 2025, subject to Target Fund shareholders’ approval of the Reorganization.

•

Shareholders of the Target Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Fund, and if a shareholder does not hold their shares of the Target Fund through that type of brokerage account, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated and the shareholder will receive cash equal in value to the NAV of their Target Fund shares. If a shareholder holds shares of the Target Fund through a fund direct IRA and does not take action prior to the Reorganization, the shareholder’s Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of the shareholder’s Target Fund shares. Alternatively, if a shareholder holds their shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, the financial intermediary may transfer the shareholder’s investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of an investment and return of cash, or the transfer of an investment, may be subject to fees and expenses and may also be subject to tax. The Trustees also considered that JPMIM has implemented a communications plan intended to provide significant notice to shareholders so that they may enter into appropriate arrangements prior to the Reorganization. As part of this communications plan, JPMIM will engage with Target Fund shareholders on the potential implications of the Reorganization, including the need to have a brokerage account in place prior to the Reorganization.

•	The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes.

•

Shares of the Acquiring Fund and, in some cases, cash, that would be received by the shareholders of the Target Fund in the exchange will be equal in aggregate NAV to the aggregate NAV of their shares of the Target Fund as of the Closing Date.

•	The Acquiring Fund does not issue fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, and such cash payment may be taxable.

•

The alternatives available for shareholders of the Target Fund, including the ability to redeem or exchange their shares of the Target Fund prior to the Reorganization without being subject to any Fund-imposed fees.

•	Current shareholders of the Target Fund are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure.

•	Potential benefits to JPMIM in expanding its ETF line-up and potential conflicts of interest around such benefits.

Based upon their evaluation of the relevant information presented to it, the Target Fund Board, including all of the Independent Trustees approved the Reorganization and recommend that shareholders of the Target Fund vote to approve the Reorganization. In connection with its approval the Target Fund Board determined with respect to the Reorganization that the factors in favor of the Reorganization on balance support a finding that participation in the Reorganization is in the best interests of the shareholders of the Target Fund and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganization.

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. You should read the form of the Plan, which is attached as Appendix A to this Proxy Statement/Prospectus, for complete information about the Reorganization.

How will the Reorganization be implemented?

The Reorganization will take place after various conditions are satisfied, including approval by shareholders of the Target Fund and the preparation of certain documents. The ETF Trust and the Target Fund Trust will determine a specific Closing Date on which the Reorganization will take place.

The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled (including cash in lieu of fractional shares of the Acquiring Fund) in complete liquidation of the Target Fund except as noted below.

Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account. If a shareholder does not hold their shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated and the shareholder will receive cash equal in value to the NAV of their Target Fund shares. If a shareholder holds shares of the Target Fund through a fund direct IRA, the shareholder’s Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of the shareholder’s Target Fund shares unless the shareholder provides alternative direction prior to the Reorganization. Alternatively, if a shareholder holds their shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, a financial intermediary may transfer the shareholder’s investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash.

After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. The expected Closing Date of the Reorganization is on or about October 24, 2025.

The Closing Date may be delayed. The Target Fund will publicly disclose any changes to the Closing Date.

The parties may agree to amend the Plan to the extent permitted by law. If the ETF Trust and the Target Fund Trust so agree, the Plan may be terminated or abandoned at any time before the Reorganization.

The ETF Trust and the Target Fund Trust have made representations and warranties in the Plan that are customary in matters such as the Reorganization. The Plan contains a number of conditions precedent that must occur before the Target Fund or Acquiring Fund is obligated to proceed with the Reorganization. One of these conditions requires that the ETF Trust and the Target Fund Trust shall have received a tax opinion from Dechert as described below that the consummation of the Reorganization will not result in the recognition of gain (other than gain from cash received in lieu of fractional Acquiring Fund’s shares or cash received for certain Target Fund’s shareholders whose investment is liquidated) or loss for federal income tax purposes for the Target Fund, the Acquiring Fund or their shareholders. Different tax considerations apply to you if you hold your shares of the Target Fund through a fund direct IRA and exchange your Target Fund shares for Morgan Shares of JPMorgan U.S. Government Money Market Fund, or if you do not hold your shares of the Target Fund via a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date and will therefore have your investment liquidated.

Who will pay the expenses of the Reorganization?

JPMIM will pay for the costs incurred by the Funds associated with the Reorganization (including the legal costs associated with the Reorganization) by either directly paying, waiving fees or reimbursing expenses to offset the costs incurred by the Target Fund and Acquiring Fund associated with the Reorganization, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of the Reorganization. JPMIM will pay for these costs, pursuant to the Plan, whether or not the Reorganization is consummated.

The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

The following estimated expenses represent management’s estimate of the professional fees, charges by service providers, and any costs related to the printing and mailing of this Proxy Statement/Prospectus, as measured in terms total expenses and as a percentage of the Target Fund’s average net assets as of February 28, 2025.

These expenses associated with the Reorganization are estimated to equal $750,000. The estimated expenses for the Reorganization are expected to equal 0.036% of the average net assets of the Target Fund as of February 28, 2025. The aggregate costs of the Meeting, including the costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board, are estimated to be $350,000 and will be borne by the Target Fund. The Target Fund is subject to contractual expense limitations, as a result the proxy expenses over and above any contractually stated fee rate will be borne by JPMIM. Furthermore, prior to the closing of the Reorganization, JPMIM will voluntarily waive a portion of its management fee for each share class of the Target Fund. For more information regarding proxy solicitation, please see the section entitled “Voting Information – Proxy Solicitation.”

In addition to the foregoing, management estimates that the Funds will incur de minimis transaction costs associated with the Reorganization.

What are the tax consequences of the Reorganization?

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Target Fund shareholders that have their Target Fund shares exchanged for Acquiring Fund’s shares. Individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan and to the IRA shareholders whose Target Fund shares are exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund, or shareholders who do not hold their shares of the Target Fund via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and will therefore have their investment liquidated.

The Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. As a condition to the consummation of the Reorganization, Dechert will deliver an opinion (“Tax Opinion”) to the ETF Trust and the Target Fund Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Target Fund and Acquiring Fund) and the existing federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan, for federal income tax purposes:

•

The acquisition by the Acquiring Fund of all of the assets of the Target Fund in exchange solely for Acquiring Fund shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund followed by the distribution of Acquiring Fund shares (including cash in lieu of fractional shares of the Acquiring Fund) to the Target Fund shareholders in exchange for their Target Fund shares in complete liquidation and termination of the Target Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

•

The Target Fund will not recognize gain or loss upon the transfer of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption of all liabilities of the Target Fund, except that the Target Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

•	The Target Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund shares received by the Target Fund in the Reorganization.

•	The Acquiring Fund will recognize no gain or loss upon receiving the assets of the Target Fund in exchange solely for Acquiring Fund shares and the assumption of all liabilities of the Target Fund.

•

The adjusted basis to the Acquiring Fund of the assets of the Target Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those assets in the hands of the Target Fund immediately before the exchange, except that the Target Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

•

The Acquiring Fund’s holding periods with respect to the assets of the Target Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

•

The Target Fund shareholders will recognize no gain or loss upon receiving Acquiring Fund shares solely in exchange for Target Fund shares (except with respect to cash received in lieu of fractional shares).

•

The aggregate basis of the Acquiring Fund shares received by a Target Fund shareholder in the Reorganization will be the same as the aggregate basis of Target Fund shares surrendered by the Target Fund shareholder in exchange therefor (reduced by any amount of tax basis allocable to fractional shares for which cash is received).

•

A Target Fund shareholder’s holding period for the Acquiring Fund shares received by the Target Fund shareholder in the Reorganization will include the holding period during which the Target Fund shareholder held Target Fund shares surrendered in exchange therefor, provided that the Target Fund shareholder held such shares as a capital asset on the date of Reorganization.

•	The Target Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund,

subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

The Tax Opinion is only issued with regards to the general treatment of the combination of the two separate entities as a tax-free reorganization. The opinion does not extend to the taxability of certain transferred assets in respect of which gain or loss would be recognized by a Target Fund notwithstanding the tax-free reorganization or shareholder redemptions that may occur as a result of the reorganization. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

The Reorganization is expected to end the tax year of the Target Fund, which can accelerate distributions to shareholders from the Target Fund for its short tax year ending on the Closing Date. Such distributions may be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization. On or before the Closing Date, the Target Fund may declare one or more distributions to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income, if any, and net realized capital gains, if any, through the Closing Date.

General Limitation on Losses. The Acquiring Fund’s ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Target Fund may be limited. Under Section 381 of the Code, for the taxable year ending after the Closing Date of the Reorganization, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the portion of its year that remains following the Reorganization can be reduced by capital loss carryforwards (including as otherwise limited) of the Target Fund. In addition, the loss limitation rules of Sections 382, 383 and 384 of the Code will apply. First, one Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Second, the use of a Fund’s pre-acquisition losses to offset gains subsequent to the Reorganization may be subject to an annual limitation. Third, a portion of a Fund’s pre-acquisition losses may become unavailable to offset any gains at all. Fourth, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, former shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had a Reorganization not occurred.

In addition, since the shareholders of the Target Fund will receive shares of the Acquiring Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the applicable Reorganization, when such gains are eventually distributed by the Acquiring Fund.

The realized and unrealized gains and losses of the of the Target Fund and the Acquiring Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, the Target Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time. Information about capital loss carry forwards (“CLCFs”) provided below as of March 18, 2025. However, the Reorganization is not

expected to close until October 24, 2025. As a result, these limitations may change significantly between now and the completion of the Reorganization.

The Target and Acquiring Fund have approximately $209,246,207 and $11,722,053 of CLCFs, respectively. Neither Fund’s CLCF’s are subject to expiration. The CLCFs may benefit the shareholders of the combined Fund, rather than only the shareholders of the Target Fund or Acquiring Fund. Following the Reorganization, the amount of the Target Fund’s CLCF’s that can be used in any taxable year, other than the tax year ending immediately after the Reorganization, will be subject to an annual limitation, estimated to be $72,803,607, which is equal to the long-term tax-exempt rate at time of Reorganization, multiplied by the aggregate net asset value of the Target Fund at the time of Reorganization. The tax period ending immediately after the Reorganization is subject to a pro-rated limitation, which is based on the number of days from the Closing Date to the tax year end. Gains recognized after the reorganization attributable to unrealized appreciation of the Target Fund can be offset by Target Fund’s CLCFs without limitation, but cannot be offset by Acquiring Fund’s CLCFs, for a period of five years after the reorganization. Further, gains recognized after the reorganization attributable to unrealized appreciation of Acquiring Fund cannot be offset by Target Fund’s CLCFs, for a period of five years after the reorganization, but can be offset by Acquiring Fund’s CLCFs without limitation.

Though not significant, net unrealized gain of the combined surviving fund may be slightly lower than the Target Fund’s current net unrealized gain.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS

The Target Fund is a series of the Target Fund Trust, which was formed on November 12, 2004 under the laws of the State of Delaware, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004. The Target Fund Trust is registered under the 1940 Act as an open-end management investment company.

The operations of the Target Fund Trust are governed by its Charter, Bylaws, and state law. The Target Fund Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. The Acquiring Fund is a series of the ETF Trust. The ETF Trust was organized as a Delaware statutory trust on February 25, 2010. The operations of the ETF Trust are governed by its Charter, Bylaws, and Delaware law. The ETF Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. There are no material differences between the organizational documents governing the Target Fund and the Acquiring Fund. Comparisons of the organizational documents governing the ETF Trust and Target Fund Trusts are provided in Appendix B to this Proxy Statement/Prospectus.

What are the capitalizations of the Funds?

The following tables set forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of February 28, 2025, and the unaudited pro forma combined capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Target Fund if the Reorganization had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund’s shares.

	Target Fund				Acquiring Fund	Pro Forma Adjustments	Pro Forma— Combined Fund after Reorganization (estimated)
	Class(1)
	A	C	I	R6
Net assets (thousands)	$390,588	$5,212	$616,103	$998,318	$2,450,861	$2,010,221(2)	$4,461,082(3)
Total shares outstanding (thousands)	38,187	525	61,589	99,797	48,350	39,657(2)	88,007
Net asset value per share^	$10.23	$9.93	$10.00	$10.00	$50.69	$0.00	$50.69

(1)

Holders of Class A, Class C, Class I, and Class R6 Shares of the Target Fund will each receive shares of the Acquiring Fund upon closing of the Reorganization. The Acquiring Fund does not offer multiple share classes.

(2)

No adjustments have been made with respect to the cost of the Reorganization because JPMIM will waive its fees and/or reimburse the Funds in an amount sufficient to offset the costs incurred by the Funds relating to the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

(3)

Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Reorganization in lieu of fractional shares, the NAV of the Acquiring Fund upon consummation of the Reorganization may be less than that of the Target Fund.

^	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

The information in the capitalization tables above is for informational purposes only. There is no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Target Fund and the Acquiring Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Target Fund. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

AND THE TARGET FUND

Comparison of the Funds’ Investment Objectives and Principal Investment Strategies

The following summarizes the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund. Further information about the Target Fund’s and Acquiring Fund’s investment objectives and strategies are contained in prospectuses and statements of additional information of the Target Fund and Acquiring Fund, which are on file with the SEC. The prospectuses of the Target Fund and Acquiring Fund are also incorporated herein by reference.

Investment Objectives:

The Target Fund and the Acquiring Fund have similar investment objectives. Each Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Target Fund’s investment objective, “gross income” means gross income for federal tax purposes. For purposes of the Acquiring Fund’s investment objective, “gross income” means gross income for federal income tax purposes. Exclusion from gross income for federal income tax purposes may not mean exclusion from the federal alternative minimum tax.

Principal Investment Strategies:

Each of the Target Fund and the Acquiring Fund employs similar investment strategies in seeking to achieve its objective; however, the Acquiring Fund may invest up to 25% in securities whose interest may be subject to the federal alternative minimum tax on individuals (“AMT Securities”) and the AMT Securities meet the 80% investment policy of the Acquiring Fund, whereas the Target Fund’s 80% investment policy excludes AMT Securities. These changes are not expected to affect the way the Target Fund is currently managed.

Target Fund	Acquiring Fund
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded	Under normal circumstances, the Fund invests at least 80% of its Assets in municipal securities, the income from which is exempt from federal income tax.

Target Fund	Acquiring Fund

from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To defend the value of its assets during unusual market conditions, the Fund may temporarily exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in municipal mortgage-backed and asset-backed securities. The Fund may invest a significant portion or all of its assets in municipal mortgage-backed securities at the adviser’s discretion.

The Fund may invest up to 20% of its total assets in securities rated below investment grade. Such securities are known as

This is a fundamental policy. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes. Up to 25% of the Fund’s Assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals.

Municipal securities are debt securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include variable rate demand obligations, variable rate demand preferred securities, short-term municipal notes, tax exempt commercial paper, private activity and industrial development bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes or other short term notes, private placements and participations in pools of municipal securities.

Municipal securities also include instruments evidencing direct ownership of interest payments

Target Fund	Acquiring Fund

“junk bonds,” “high yield bonds” and “non-investment grade bonds.” Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality, such that, following the time of purchase, they would be deemed to be below investment grade. If the quality of an investment grade security is downgraded subsequent to purchase to below investment grade, the Fund may continue to hold the security.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average weighted maturity of the Fund’s portfolio will be between three and twelve years. Average weighted maturity is the average of all the current maturities (that is, the term of the or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

Additionally, municipal securities include other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities.

There may be times when there are not enough municipal securities available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in municipal mortgage-backed and asset-backed securities. The Fund may invest a significant portion or all of its assets in municipal mortgage-backed securities at the adviser’s discretion.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

Target Fund	Acquiring Fund

securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.

Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on certain issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in municipal issues

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements. Up to 20% of the Fund’s assets may be held in cash and cash equivalents.

The Fund may invest more than 25% of its total assets in municipal obligations, the interest upon which is paid from revenues of projects within a single sector, such as housing or healthcare.

As part of its investments in municipal securities, the Fund invests primarily in investment grade securities or the unrated equivalent. Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the adviser to be of comparable quality. Up to 20% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds). Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.”

Target Fund	Acquiring Fund

and ascertain key issues that merit engagement with municipal issuers. These assessments may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.

These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. The market for municipal junk bonds is small and relatively less liquid than taxable junk bonds. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.

The Fund may also invest in zero-coupon securities.

The average dollar weighted maturity of the Fund’s portfolio is expected to be between three and twelve years. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.

Up to 20% of the Fund may be invested in money market funds, including affiliated money market funds, or cash.

Target Fund	Acquiring Fund

Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on certain issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across sectors to seek to identify financially material issues with respect to the Fund’s investments in municipal issuers and ascertain key issues that merit engagement with municipal issuers. These assessments may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.

Comparison of the Funds’ Fundamental Investment Policies

The fundamental investment policies of the Target Fund and the Acquiring Fund are similar; however, the Acquiring Fund may invest up to 25% in securities whose interest may be subject to the federal alternative minimum tax on individuals (“AMT Securities”) and the AMT Securities meet the 80% investment policy of the Acquiring Fund, whereas the Target Fund’s 80% investment policy excludes AMT Securities. In addition, the Acquiring Fund has additional fundamental policies regarding diversification and lending transactions.

	Target Fund	Acquiring Fund
80% Policy	The Target Fund has an 80% investment policy which is fundamental and may not be changed without shareholder approval.	Under normal market circumstances, at least 80% of the assets of the Acquiring Fund will be invested in municipal securities, the income from which is exempt from federal income tax.
Concentration

The Target Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Target Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Target Fund’s permissible futures and options transactions in U.S. government

The Acquiring Fund may not purchase any security which would cause the Acquiring Fund to concentrate more than 25% of its investments in the securities of issuers primarily engaged in any particular industry or group of industries, provided that this limitation does not apply to municipal securities where the issuer is regarded as a state, city, municipality or other public authority or to governmental guarantees of municipal securities or to housing authority obligations.

	Target Fund	Acquiring Fund

securities, positions in options and futures shall not be subject to this restriction. Industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” However, it is not applicable to investments by the Target Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an “industry.” Supranational organizations are collectively considered to be members of any “industry”.

Senior Securities

The Target Fund may not issue any senior security (as defined in the 1940 Act), except that (i) the Target Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) the Target Fund may acquire other securities,

The Acquiring Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

	Target Fund	Acquiring Fund

the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, the Target Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to the Target Fund’s permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security.

Borrowing	The Target Fund may not borrow money, except to the extent permitted by applicable law.	The Acquiring Fund may not borrow money, except to the extent permitted by applicable law.
Underwriter

The Target Fund may not underwrite securities of other issuers, except to the extent that the Target Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act.

The Acquiring Fund may not underwrite securities of other issuers, except to the extent that the Acquiring Fund may be deemed an underwriter under certain securities laws in disposing of portfolio securities or in connection with investments in other investment companies.

	Target Fund	Acquiring Fund
Real Estate

The Target Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Target Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Target Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded. Real estate includes Real Estate Limited Partnerships.

The Acquiring Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Acquiring Fund from investing in securities or other instruments (a) issued by companies that invest, deal or otherwise engage in transactions in real estate or (b) backed or secured by real estate or interests in real estate.

Commodities

The Target Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Target Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities.

The Acquiring Fund may not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Acquiring Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of

	Target Fund	Acquiring Fund

securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities.

Loans	The Target Fund may make loans to other persons, in accordance with the Target Fund’s investment objective and policies and to the extent permitted by applicable law.	The Acquiring Fund may make loans to other persons, in accordance with the Acquiring Fund’s investment objective and policies and to the extent permitted by applicable.
Diversification	N/A1	The Acquiring Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

1 The diversification policy of the Target Fund is not listed as its fundamental investment policy.

	Target Fund	Acquiring Fund
Lending Transactions	N/A2

The Acquiring Fund may invest in types of investments and engage in transactions that are considered lending transactions. The types of investments and strategies that the Acquiring Fund may use are described in further detail in the Acquiring Fund’s prospectus and the statement of additional information.

Comparison of the Funds’ Risks

The risks associated with an investment in the Target Fund and the Acquiring Fund are similar, except that, as a shareholder of the Acquiring Fund you will be subject to risks related to the Acquiring Fund’s ETF structure; all other differences between the risks of the Acquiring Fund and those of the Target Fund, as described below, reflect only a tailoring or clarification of the risks of the Target Fund, and such differences do not reflect (and should not be interpreted to reflect) any difference in the way the Acquiring Fund will be managed as compared to the Target Fund. In the below discussion, the risks for the Target Fund and Acquiring Fund are identified, followed by a description of each risk.

Main Risk - ● Additional Risk - ○	Target Fund	Acquiring Fund
Alternative Minimum Tax Risk	●	●
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk		●
Auction Rate Securities Risk	○	●
Concentration Risk		●

2 The policy regarding lending transactions is not listed as a fundamental investment policy of the Target Fund.

Credit Risk	●	●
Cyber Security Risk	○	○
Debt Securities and Other Callable Securities Risk	●	●
Derivatives Risk	○	○
Exchange-Traded Fund (ETF) and/or Other Investment Company Risk	○	○
Floating and Variable Rate Securities Risk	○	●
General Market Risk	●	●
Government Securities Risk	●	●
High Portfolio Turnover Risk		○
High Yield Securities Risk	●	●
Industry and Sector Focus Risk	●	●
Interest Rate Risk	●	●
Inverse Floating Rate Instrument Risk	○
Mortgage-Related and Other Asset-Backed Securities Risk	●
Municipal Housing Authority Obligations Risk	○
Municipal Obligations Risk	●
Pay-In-Kind and Deferred Payment Securities Risk	○
Prepayment Risk		○
Regulatory and Legal Risk		○

Restricted Securities Risk	○	●
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments		●
Securities Lending Risk		○
Structured Product Risk	○
Taxability Risk	●	●
Transactions and Liquidity Risk	●	○
Volcker Rule Risk	○	○
Zero-Coupon Bond Risk	●
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk		●

Additionally, the Acquiring Fund is subject to Authorized Participant Concentration Risk, Cash Transactions Risk and Market Trading Risk.

Description of Investment Risks

Alternative Minimum Tax Risk. A Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from a Fund subject to federal income tax. In addition, corporate shareholders will, with limited exceptions, be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gain distributed by a Fund may be taxable.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk (Acquiring Fund only). The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called

“sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.

Collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities, including those structured as interest-only (“IOs”) and principal-only (“Pos”), are more volatile and may be more sensitive to the rate of prepayment than other mortgage-related securities. The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Auction Rate Securities Risk. The auction rate municipal securities the Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.

Concentration Risk (Acquiring Fund only). The Fund may invest more than 25% of its Assets in municipal securities, the interest upon which is paid from revenues of projects within a single sector, such as housing and healthcare. As a result, the Fund could be more susceptible to developments which affect those sectors.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security risks may result in financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to the Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, a Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns Certain derivatives also expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations, (and includes credit risk associated with the counterparty). In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

Exchange-Traded Fund (ETF) and/or Other Investment Company Risk. A Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. A Fund is subject to the risks associated with the ETF or investment company’s investments. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on a Fund’s ability to sell the securities at any given time. Such securities also may lose value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The effects of any future pandemic or other global event to public health and business and market conditions may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government- related organizations may not have the funds to meet their payment obligations in the future.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

High Yield Securities Risk. The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less credit-worthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s NAV may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by the Fund.

As part of its high yield strategy, the Fund may invest in debt securities of smaller, newer companies. The Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increase the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.

Interest Rate Risk. Each Fund invests in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Funds may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes or uncertainty in monetary policy.

Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. It is difficult to accurately predict the pace at which the Federal Reserve Board will change interest rates any further, or the timing, frequency or magnitude of any such changes, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.

Inverse Floating Rate Instrument Risk (Target Fund only). The market value of an inverse floater residual certificate can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Inverse floater residual certificates entail a degree of leverage because the trust issues short-term securities in a ratio to the residual certificates with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If a Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust fails.

An inverse floater that has a higher degree of leverage is typically more volatile with respect to its price and income than an inverse floater having a lower degree of leverage. Under inverse floater arrangements, if the remarketing agent that offers the short-term securities for sale is unable to sell them, or if the holders tender (or put) them for repayment of principal and the remarketing agent is unable to remarket them, the remarketing agent may cause the trust to be collapsed, and in the case of floaters created by a Fund, a Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, a Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Because of the accounting treatment for inverse floaters created by a Fund’s transfer of a municipal bond to a trust, a Fund’s financial statements will reflect these transactions as “secured borrowings,” which affects a Fund’s Statements of Assets and Liabilities and Operations, expense ratios and the Schedule of Investments will include the underlying municipal bond. A Fund’s annual fund operating expenses will include certain expenses and fees related to a Fund’s investments. Some of those expenses may be liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by a Fund. Under accounting rules, a Fund will also recognize additional income in an amount that directly corresponds to these expenses and, as a result a Fund’s NAVs per share and total returns will not be affected by these additional expenses.

Mortgage-Related and Other Asset-Backed Securities Risk (Target Fund only). Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase/decrease the income available for distribution by the Fund and the Fund’s yield. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.

The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain REMICs that include Fannie Mae mortgages) are not considered as government securities for purposes of a Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.

A Fund may invest in collateralized mortgage obligations (CMOs). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of IO securities, while a rapid or unexpected decrease could have the same effect on PO securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Municipal Housing Authority Obligations Risk (Target Fund only). The Fund may invest more than 25% of its total assets in municipal housing authority obligations. As a result, the Fund could be more susceptible to developments which affect those obligations.

Municipal Obligations Risk (Target Fund only). The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Funds’ income or hurt the ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a Fund’s investments.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments. Interest on municipal bonds, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

Prepayment Risk (Acquiring Fund only). The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Regulatory and Legal Risk (Acquiring Fund only). U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders.

Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.

Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments (Acquiring Fund only). The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.

Securities Lending Risk (Acquiring Fund only). The Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Structured Product Risk (Target Fund only). Structured products, such as tender option bonds, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counter-party risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured product provides a put, a Fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax-exempt structured products may present tax issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to a Fund.

Taxability Risk. A Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and a Fund’s dividends with respect to that bond might be subject to federal income tax.

Transactions and Liquidity Risk. A Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the adviser or its affiliates have investment discretion, a Fund is subject to the risk that these shareholders will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. To the extent these larger shareholders transact in the secondary market, such transactions may account for a large percentage of a Fund’s trading volume on the Exchange, which may have a material effect (upward or downward) on the market price of Shares. In addition to the other risks described in this section, these transactions could adversely affect the ability of a Fund to conduct its investment program. A Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of a Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Similarly, large purchases of Shares may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact the Fund’s performance.3

3 The Acquiring Fund includes the following disclosure in its Transactions and Liquidity Risk: To the extent redemptions are effected in cash, an investment in a Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Volcker Rule Risk. Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payments on the bond during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of interest-paying securities, and is more likely to respond to a greater degree to changes in interest rates and credit quality than other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. Each Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. A Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

In addition, (1) the higher yields and interest rates on certain pay-in-kind securities (PIK) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collect- ability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.

Description of Structural Risks

Authorized Participant Concentration Risk (Acquiring Fund only). Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.

Cash Transactions Risk (Acquiring Fund only). Unlike certain ETFs, the Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If the Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at a Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

Market Trading Risk (Acquiring Fund only). Risk that Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund may trade on the Exchange at prices above, below or at their most recent NAV. The NAV of the Fund’s Shares, which is calculated at the end of each business day, will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the Shares on the Exchange. Differences between secondary market prices of Shares and the intraday value of the Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.

Given the fact that Shares can be created and redeemed by authorized participants in Creation Units, the adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/ redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances, and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, or high market volatility may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. As a result of these factors, among others, the Fund’s Shares may trade at a premium or discount to NAV, especially during periods of significant market volatility.

Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

Cost of Buying or Selling Shares. When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.

Short Selling Risk. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

No Guarantee of Active Trading Market Risk. While Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or by authorized participants. JPMorgan Distribution Services, Inc., the distributor of the Fund’s Shares, does not maintain a secondary market in the Shares.

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Where can I find more financial and performance information about the Funds?

Additional information is available in the Target Fund’s prospectuses, statement of additional information, and the most recent annual reports, semi-annual shareholder reports, and financial statements and other information filed with the SEC on Form N-CSR, as applicable.

The Target Fund’s prospectuses, as well as the Acquiring Fund’s prospectus, are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/Prospectus. A copy of the Target Fund’s prospectus is available upon request from JPMorgan, free of charge. A copy of the Acquiring Fund’s prospectus accompanies this Proxy Statement/Prospectus.

The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The Target Fund’s statement of additional information, as well as the Acquiring Fund’s statement of additional information, are incorporated therein by reference, and are available upon request.

The applicable prospectuses, statement of additional information, and the most recent annual and semi-annual shareholder reports have been filed with the SEC and are available, free of charge, by (i) calling JPMorgan toll-free at 1-800-480-4111, (ii) accessing the documents at the Funds’ website at https://am.jpmorgan.com/us/en/asset-management/adv/products/fund-documents/, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

PRINCIPAL SHAREHOLDERS

As of the Record Date, the officers and Trustees of the Target Fund Trust, as a group, owned or controlled less than 1% of the outstanding shares of the Target Fund. As of the Record Date, the below shareholders owned of record, or to the knowledge of the Target Fund, beneficially, 5% or more of the outstanding shares of the class identified of the Target Fund.

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund

A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	68.17%	12.53%

	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	19.18%	3.53%

C SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	29.19%	0.09%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	24.04%	0.08%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVEBENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	9.01%	0.03%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	8.21%	0.03%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6.58%	0.02%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.24%	0.02%

	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.23%	0.02%

I SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	47.56%	15.55%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	18.34%	6.00%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.97%	2.93%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVEBENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	7.16%	2.34%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.19%	2.02%

R6 SHARES	J. P. MORGAN SECURITIES LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	85.97%	41.79%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	9.30%	4.52%

* The shareholder of record is a subsidiary or affiliate of JPMorgan Chase (a “JPMorgan Affiliate”). Typically, the shares are held on behalf of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of the Fund, JPMorgan Chase may be deemed to be a “controlling person” of such shares under the 1940 Act.

As of the Record Date, the officers and Trustees of the ETF Trust, as a group, owned or controlled less than 1% of the outstanding shares of the Acquiring Fund. As of the Record Date, the below shareholders owned of record, or to the knowledge of the Acquiring Fund, beneficially, 5% or more of the outstanding shares of the Acquiring Fund.

Name and Address of Record or Beneficial Owner	Percentage of Acquiring Fund

UNKNOWN DISCOUNT^ N/A	7.88%

UNKNOWN RIA^ N/A	7.06%

LPL FINANCIAL LLC 5602 W CLEARWATER AVE KENNEWICK, WA 99336	5.52%

^ Broadridge, the entity providing the shareholder of record information, is not permitted to disclose the identity and address of this shareholder of record.

OTHER SERVICE PROVIDERS

Administrator. JPMIM, 383 Madison Avenue, New York, NY 10179, serves as the administrator for the Target Fund and the Acquiring Fund. In its capacity as administrator, JPMIM receives the following annual fee from each of the Target Fund and Acquiring Fund for administration services: 0.075% of the first $10 billion of average daily net assets of the Fund, plus 0.050% of average daily net assets of the Fund between $10 billion and $20 billion, plus 0.025% of average daily net assets of the Fund between $20 billion and $25 billion, plus 0.010% of the average daily net assets of the Fund over $25 billion.

Distributor. JPMorgan Distribution Services, Inc., 1111 Polaris Parkway, Columbus, OH 43240, is the Distributor of the Target and Acquiring Fund’s shares.

Transfer Agents. SS&C GIDS, Inc. (“SS&C”), 2000 Crown Colony Drive, Quincy, MA 02169, serves as transfer and dividend disbursing agent for the Target Fund. As transfer agent and dividend disbursing agent for the Target Fund, SS&C is responsible for maintaining account records, detailing the ownership of Target Fund shares and for crediting income, capital gains, and other changes in share ownership to shareholder accounts. JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179, serves as the transfer agent for the Acquiring Fund. As transfer agent for the Acquiring Fund, JPMorgan Chase Bank is also responsible for maintaining account records, detailing the ownership of Acquiring Fund’s shares and for crediting income, capital gains, and other changes in share ownership to shareholder accounts. JPMorgan Chase Bank will be paid $250 per creation or redemption transaction. The ETF Trust may be reimbursed for all or part of this fee by the Authorized Participant placing the creation or redemption order.

Fund Accounting Agent. JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179, serves as the fund accounting agent for the Target Fund and Acquiring Fund.

Custodian. JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of the Target Fund’s investments and of the Acquiring Fund’s investments.

Trust Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, is counsel to the Trusts.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New

York, NY 10017, serves as the independent registered public accounting firm to the Target Fund and Acquiring Fund.

Shareholder Servicing Agent. The Target Fund Trust, on behalf of the Target Fund, has entered into a shareholder servicing agreement with JPMDS under which JPMDS has agreed to provide certain support services to the Target Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.45% of the average daily net assets of the Class A, Class C, and Class I Shares of the Target Fund. JPMDS may enter into service agreements with financial intermediaries under which it will pay all or a portion of the annual fee to such financial intermediaries for performing shareholder and administrative services.

The Acquiring Fund does receive similar support services from a shareholder servicing agent.

Additional Compensation to Financial Intermediaries. With respect to the Target Fund, JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, financial intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), service fees, sub-transfer agency and networking fees that are paid to such financial intermediaries, as described elsewhere in the prospectus for the Target Fund. These additional cash payments are generally made to financial intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives, and financial intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a financial intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such financial intermediaries with an incentive to favor sales of shares of the J.P.

Morgan Funds over other investment options they make available to their customers. See the Target Fund’s statement of additional information for more information.

With respect to the Acquiring Fund, JPMIM and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide cash payments to financial intermediaries whose customers invest in shares of the Acquiring Fund. For this purpose, financial intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that may enter into agreements with JPMIM and/or its affiliates. These cash payments may relate to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or the financial intermediaries’ making shares of the Acquiring Fund available to their customers. Such compensation may provide such financial intermediaries with an incentive to favor sales of shares of the Acquiring Fund over other investment options they make available to their customers. See the Acquiring Fund’s statement of additional information for more information.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board of the Target Fund to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of Special Meeting of Shareholders and a proxy card, is first being mailed to shareholders of the Target Fund on or about June 12, 2025. Only shareholders of record on May 21, 2025 (the “Record Date”) in the Target Fund will be entitled to notice of, and to vote at, the Meeting for that Target Fund, and any adjournment or postponement thereof. If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted “FOR” approval of the Reorganization Agreement and “FOR” any other matters the proxies deem appropriate.

A shareholder may revoke a proxy at any time on or before the Meeting by either (i) submitting to the J.P. Morgan Funds a subsequently dated proxy, (ii) delivering to the J.P. Morgan Funds a written notice of revocation at the address on the cover of this Proxy Statement/Prospectus, or (iii) otherwise giving notice of revocation in an open meeting, in all cases prior to the exercise of the authority granted in the proxy card. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Proxy Solicitation

Proxies are being solicited by mail or e-mail (e-delivery). Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of JPMIM and its affiliates or by proxy soliciting firms retained by the Funds. Morrow Sodali Fund Solutions LLC (“MSFS”), a proxy solicitor, has been retained to assist in the solicitation of proxy cards primarily by contacting shareholders by telephone. By contract with JPMIM or MSFS, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of retaining such proxy solicitor is expected to be $130,000. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. In addition, JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners.

As the Meeting date approaches, Target Fund shareholders may receive a call from a representative of JPMIM or MSFS if the Target Fund have not yet received their vote. Authorization to permit JPMIM or MSFS to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Target Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a JPMIM or MSFS representative is required to ask the shareholder for the shareholder’s full name, address, and confirmation that the shareholder has received this Proxy Statement.

If the shareholder information solicited agrees with the information provided to JPMIM or MSFS by the Target Fund, the JPMIM or MSFS representative has the responsibility to explain the process, read the proposal listed on the Proxy Card, and ask for the shareholder’s instructions on the proposal. The representative of JPMIM or MSFS, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. MSFS will record the shareholder’s instructions on the card. Within 72 hours, JPMIM or our proxy vendor will send the shareholder a letter to confirm the shareholder’s vote and asking the shareholder to call the number listed on the confirm immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

Quorum

With respect to the Reorganization, more than 50% of the outstanding shares of the Target Fund entitled to vote constitutes a quorum for the Meeting.

Vote Required

With respect to the Reorganization, if a quorum is present at the Meeting, approval of the Reorganization will require the affirmative vote of a majority of the outstanding shares of the Target Fund. A “majority” is defined under the 1940 Act as the lesser of (i) 67% or more of the shares of the Target Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Target Fund are present or represented by proxy at the Meeting, or (ii) more than 50% of the outstanding shares of the Target Fund. A shareholder of the Target Fund is entitled to one vote for the dollar of net asset value represented by such shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any. Shares of all classes vote together as a single class.

Effect of Abstentions and Broker “Non-Votes”

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Target Fund as inspectors of elections (also known as “tellers”) for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the Reorganization for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by properly executed proxy cards that constitute abstentions and “broker non-votes” as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposals. “Broker non-votes” are proxies for shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Adjournments

In the event that sufficient votes to approve the Reorganization Agreement with respect to the Target Fund or another proposal are not received, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by a majority of the shares represented at the Meeting, either in person or by proxy. For purposes of calculating a vote to adjourn the Meeting, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. In addition, shares represented by properly executed proxy cards that constitute abstentions will have the effect of a vote against any such adjournment. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned, except if the adjournment is for more than 60 days from the date set for the original meeting or a new record date is fixed for the adjourned meeting.

Shareholder Proposals

You may request inclusion in the Target Fund’s proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Target Fund is not required to hold regular meetings of shareholders, and in order to minimize costs, does not intend to hold meetings of the shareholders unless required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the J.P. Morgan Funds’ management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Record Date, Outstanding Shares and Interests of Certain Persons

Only shareholders of record of the Target Fund at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting and at any postponement or adjournment thereof. Please see section entitled “Principal Shareholders” for information pertaining to the outstanding shares and interests of certain persons in the Target Fund.

ATTENDING THE MEETING

If you wish to attend the meeting in person you will be required to present proper identification and proof of share ownership as of the Record Date.

Identification

All shareholders and valid proxy holders must provide a valid form of government-issued photo identification, such as a valid driver’s license or passport. In addition, if you are representing an entity that is a shareholder, you must provide evidence of your authority to represent that entity at the meeting.

Proof of Ownership

Holders of record (i.e., if you hold shares in your own name) — The top half of the Proxy Card or your notice of internet availability of proxy materials indicating the holder of record (whose name and share ownership may be verified against our list of registered shareholders) can be used.

Holders in street name (i.e., if your shares are held through a broker, bank, or other nominee) — A brokerage statement that demonstrates share ownership as of the Record Date or a letter from your bank or broker indicating that you held shares as of the Record Date are examples of proof of share ownership. If you want to vote your shares held in street name in person, you must also provide a written proxy in your name from the broker, bank, or other nominee that holds your shares.

Valid proxy holders for holders of record — A written legal proxy to you signed by the holder of record (whose name and share ownership may be verified against our list of registered shareholders), and proof of ownership by the holder of record as of the Record Date (see “Holders of record” above).

Valid proxy holders for holders in street name — A written legal proxy from the brokerage firm or bank holding the shares to the street name holder that is assignable and a written legal proxy to you signed by the street name holder, together with a brokerage statement or letter from the bank or broker indicating that the holder in street name held shares as of the Record Date.

Guests — Admission of persons to the meeting who are not shareholders is subject to space limitations and to the sole discretion of Fund management.

ADDITIONAL INFORMATION

Shareholders Sharing the Same Address. Normally, if two or more shareholders share the same address and last name, only one copy of the Proxy Statement/Prospectus is being delivered to that address, unless the Fund(s) have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Acquiring Fund will deliver promptly a separate copy of the Proxy Statement/Prospectus to a shareholder at a shared address. Please call the proxy solicitor, Morrow Sodali Fund Solutions LLC, free at 1-833-876-7363 if you would like to receive a separate copy of the Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand each Fund’s financial performance for the past five years or, if shorter, the period of that Fund’s operations, as indicated by the table.

The financial highlights are included in the Target Fund’s prospectuses and the Acquiring Fund’s prospectus, which are incorporated by reference herein. The financial highlights have been audited by PricewaterhouseCoopers LLP, whose report, along with the Target Fund’s audited annual financial statements, are included in the Funds’ financial statements and other information filed with the SEC on Form N-CSR.

Further information about the Funds’ performance is contained in the annual reports and financial statements and other information filed with the SEC on Form N-CSR. Each Fund will furnish, without charge, a copy of its most recent financial statements and other information filed with the SEC on Form N-CSR to any shareholder upon request.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (“Agreement”) is made as of this [ ]day of [ ], 2025, by J.P. Morgan Exchange-Traded Fund Trust, a Delaware statutory trust (“ETF Trust”), on behalf of its series JPMorgan Municipal ETF (the “Acquiring Fund”), and JPMorgan Trust I (“Target Trust”), on behalf of its series JPMorgan National Municipal Income Fund (the “Target Fund”), and, with respect to paragraph 10.2 of this Agreement, J.P. Morgan Investment Management Inc. (“JPMIM”).

WHEREAS, each of the Target Fund and the Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer, and delivery of all of the property and assets (“Assets”) of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund’s shares ”) equal in aggregate net asset value to the outstanding shares of beneficial interest of the Target Fund (“Target Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities (“Liabilities”) of the Target Fund, (3) the distribution of the Acquiring Fund’s shares to the shareholders of the Target Fund (“Target Fund Shareholders”) who hold Target Fund Shares through a brokerage account that can accept Acquiring Fund’s shares , (4) the distribution of cash to Target Fund Shareholders in lieu of fractional Acquiring Fund’s shares , (5) with respect to Target Fund Shareholders who do not hold Target Fund Shares through a brokerage account that can accept Acquiring Fund’s shares , the distribution of cash equal to the net asset value of the Target Fund Shares held by such Target Fund Shareholders, and (6) with respect to Target Fund Shareholders who hold Target Fund Shares through a fund direct individual retirement account (“IRA”), the exchange of Target Fund Shares for Morgan Shares of JPMorgan U.S. Government Money Market Fund, equal in value to the net asset value of such Target Fund Shares held by such Target Fund Shareholders, in complete liquidation of the Target Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Board of Trustees of ETF Trust has determined, with respect to the Acquiring Fund, that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing Acquiring Fund Shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of Target Trust has determined, with respect to the Target Fund, that the Reorganization is in the best interests of the Target Fund and that the interests of the existing Target Fund Shareholders will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	REORGANIZATION

1.1.

Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Target Trust, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of its Assets, as set forth in paragraph 1.2, to the Acquiring Fund, and ETF Trust, on behalf of the Acquiring Fund, agrees in exchange therefor:

(a)

to deliver to the Target Fund a number of full shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the value of the Assets of the Target Fund attributable to the Target Fund Shares on such date, less:

i.	the value of cash to be distributed to Target Fund Shareholders in lieu of fractional Acquiring Fund’s shares ;

ii.

the value of cash to be distributed to Target Fund Shareholders who do not hold Target Fund Shares through a brokerage account that can accept Acquiring Fund’s shares (“Cash-Out Shareholders”), who shall not receive a distribution of such Acquiring Fund’s shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Target Fund Shares;

iii.

the value of the Target Fund Shares of Target Fund Shareholders whose Target Fund Shares are held through a fund direct IRA (“IRA Shareholders”), which shall be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the net asset value of such Target Fund Shares; and

iv.	the value of the Liabilities of the Target Fund attributable to those Target Fund Shares as of the time and date set forth in paragraph 3.1;

with the number of full shares to be delivered determined by dividing the value of such Target Fund’s net Assets (computed in the manner and as of the time and date set forth in paragraph 2.1), except for the sum of the values in subparagraph (a)(i)-(iv) of this paragraph 1.1, by the net asset value of one share of Acquiring Fund’s shares (as computed in the manner and as of the time and date set forth in paragraph 2.2); and

(b)	to assume all Liabilities of the Target Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2.

The Assets of Target Trust attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to ETF Trust, on behalf of the Acquiring Fund, shall consist of all assets of the Target Fund, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Date as defined in paragraph 2.1, except for assets having a value equal to the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1. The Target Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Target Fund after the Closing Date as stock dividends or other distributions on or with respect to the Assets transferred, which rights, stock dividends, and other securities shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by the Acquiring Fund.

1.3.	ETF Trust, on behalf of the Acquiring Fund, shall assume all of the Liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date.

1.4.

Immediately following the actions contemplated by paragraph 1.1, Target Trust shall take such actions necessary to complete the liquidation of the Target Fund. To complete the liquidation, Target Trust, on behalf of the Target Fund, shall (a) distribute to the Target Fund Shareholders of record (other than Cash-Out Shareholders and IRA Shareholders) as of the Closing Date, as defined in paragraph 3.1, on a pro rata basis, the Acquiring Fund’s shares received by Target Trust, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) distribute cash, as provided in paragraph 1.1 to the Cash-Out Shareholders, and, with respect to IRA Shareholders, initiate the exchange of Target Fund shares for Morgan Shares of JPMorgan U.S. Government Money Market Fund, equal in value to the net asset value of such Target Fund shares held by such Target Fund Shareholders, and (c) completely liquidate. Such liquidation shall be accomplished, with respect to the Target Fund Shares, by the transfer of the corresponding Acquiring Fund’s shares then credited to the account of the Target Fund on the books of the

Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date less: (i) the value of cash to be distributed to Target Fund Shareholders in lieu of fractional Acquiring Fund’s shares ; (ii) the value of cash to be distributed to Cash-Out Shareholders, who shall not receive a distribution of such Acquiring Fund’s shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Target Fund Shares; and (iii) the value of the Target Fund Shares of IRA Shareholders whose Target Fund Shares are held through a fund direct IRA, which shall be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the net asset value of such Target Fund Shares. All issued and outstanding Target Fund Shares will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund’s shares in connection with such exchange. For the avoidance of doubt: (1) in connection with the above-provided liquidation and distribution of Acquiring Fund’s shares , if a Target Fund Shareholder does not hold their Target Fund Shares in a brokerage account that can accept the Acquiring Fund’s shares being distributed, then such Target Fund Shareholder shall not receive a distribution of such Acquiring Fund’s shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Target Fund Shares; and (2) Target Fund Shareholders who hold Target Fund Shares through a fund direct IRA will have their shares exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of their Target Fund shares, unless such a Target Fund Shareholder provides alternative direction prior to the Reorganization.

1.5.	Ownership of Acquiring Fund’s shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.

Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

2.	VALUATION

2.1.

The value of the Assets of the Target Fund shall be determined as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, and after the declaration of any dividends by the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures which the Acquiring Fund would use in determining the fair market value of its Assets and Liabilities. The Target Fund will not treat an intraday unscheduled disruption or closure in NYSE trading on the Valuation Date as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE.

2.2.

The aggregate net asset value of the Acquiring Fund’s Acquiring Fund’s shares shall be determined to four decimal places on the Valuation Date, using the valuation procedures established by the Board of Trustees of ETF Trust.

2.3.

The number of Acquiring Fund’s shares to be issued in exchange for the Assets shall be determined with respect to the Target Fund by dividing the value of the net assets with respect to the Target Fund Shares, determined as set forth in paragraph 2.1, except for the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1, by the net asset value per share of the Acquiring Fund’s shares , determined as set forth in paragraph 2.2. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares.

3.	CLOSING AND CLOSING DATE

3.1.

The Closing Date shall be October 24, 2025, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties.

The “close of business” on the Closing Date shall be as of 5:00 p.m., Eastern Time. The Closing shall be held at the offices of JPMIM or at such other time and/or place, including by virtual means, as the parties may agree.

3.2.

Target Trust shall direct JPMorgan Chase Bank, N.A. (“JPMCB”), as custodian for the Target Fund (“Target Fund Custodian”), to deliver to ETF Trust, on behalf of the Acquiring Fund, at the Settlement Date, as defined below, a certificate of an authorized officer stating that (i) all Assets, cash and other financial interests of the Target Fund held by the Target Fund Custodian on behalf of the Target Fund pursuant to the Target Fund’s custody agreement with the Target Fund Custodian have been delivered to the Acquiring Fund, as of the settlement date of on or about October 27, 2025 (the “Settlement Date”), (ii) the Target Fund Custodian has paid any and all taxes with respect to the Target Fund that the Target Fund has specifically and properly instructed the Target Fund Custodian to pay, and agrees to notify the Acquiring Fund in the event it receives notification of any additional taxes that would be due with respect to the Target Fund, and (iii) all income that is received by the Target Fund Custodian after the Settlement Date for the account of the Target Fund will be credited to the Acquiring Fund in accordance with Section 2.7 of the September 1, 2010 Amended and Restated Global Custody and Fund Accounting Agreement between the Target Fund and the Target Fund Custodian, as amended from time to time. The Target Fund Custodian shall deliver to JPMCB, as the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”), as of the Settlement

Date by book entry, in accordance with the customary practices of the Target Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets of the Target Fund deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund Custodian on the Settlement Date.

3.3.

Target Trust shall direct SS&C GIDS, Inc. (formerly, DST Asset Manager Solutions, Inc.), in its capacity as transfer agent for the Target Fund (“Transfer Agent”), to deliver to ETF Trust, on behalf of the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of Target Fund Shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Target Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund’s shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund’s shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4.

In the event that at the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net Assets of the Target Fund or the Acquiring Fund is impracticable (in the judgment of the Trustees of Target Trust, with respect to the Target Fund and of the Trustees of ETF Trust with respect to the Acquiring Fund), the

Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.	Except as has been fully disclosed in Schedule 4.1 to this Agreement, Target Trust, on behalf of the Target Fund, represents and warrants as follows:

(a)

The Target Fund is duly established as a series of Target Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Agreement and Declaration of Trust (collectively, the “Charter”), as amended, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Target Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. Target Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Schedule 4.1.

(b)

Target Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the

Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “Hart-Scott-Rodino Act”).

(d)

The current prospectuses and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)

On the Closing Date, Target Trust, on behalf of the Target Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, ETF Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)

The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (i) a material violation of the Charter or by-laws of Target Trust, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Target Trust, on behalf of the Target Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Target Trust, on behalf of the Target Fund, is a party or by which it is bound.

(g)

All material contracts or other commitments of the Target Fund (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other party thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h)

No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Target Trust’s knowledge, threatened against Target Trust, with respect to the Target Fund or any of the Target Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as disclosed on Schedule 4.1, Target Trust, on behalf of the Target Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)

The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Target Fund at February 28, 2025 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements (true and correct copies of which have been furnished to ETF Trust, on behalf of the Target Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other Liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j)

Since February 28, 2025, there has not been any material adverse change in the Target Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Target Fund’s investment policies. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund Liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k)	On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of Target Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)

For each taxable year of its operation (including with respect to the final taxable year that ends on the Closing Date), the Target Fund has met or will meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company, has been or will be eligible to and has computed or will compute its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income, net tax-exempt interest and net capital gain (as defined in the Code) through the Closing Date.

(m)

All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Target Trust, on behalf of the Target Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares. The Target Fund will review its Assets to ensure that at any time prior to the Closing Date its Assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Target Fund, is unsuitable for the Acquiring Fund to acquire.

(n)

The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary trust action on the part of the Board of Trustees of Target Trust, on behalf of the Target Fund, as described in paragraph 8.1, and subject to the approval of Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of Target Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)

The combined proxy statement and prospectus (“Proxy Statement/Prospectus”) to be included in the Registration Statement (as defined in paragraph 5.5), insofar as it relates to the Target Fund and Target Trust, will from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2.	Except as has been fully disclosed to Target Trust in Schedule 4.2 to this Agreement, ETF Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)

The Acquiring Fund is duly established as a series of ETF Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Charter, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. ETF Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. ETF Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Schedule 4.2.

(b)

ETF Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund’s shares under the 1933 Act will be in full force and effect as of the Closing Date.

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d)

The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)

The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Charter or by-laws of ETF Trust, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which ETF Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ETF Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f)

No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to ETF Trust’s knowledge, threatened against ETF Trust, with respect to the Acquiring Fund or any of the Acquiring Fund’s Assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Except as disclosed in Schedule 4.2 to this Agreement, ETF Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(g)

The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at February 28, 2025 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied. Such statements (true and correct copies of which have been furnished to Target Trust, on behalf of the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other Liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h)

Since February 28, 2025, there has not been any material adverse change in the Acquiring Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquiring Fund’s investment policies. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund’s shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund Liabilities, or the redemption of Acquiring Fund’s shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i)

On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of Acquiring Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j)	For each taxable year of its operation (including with respect to the taxable year that includes the Closing Date), the Acquiring Fund has met or will meet the requirements of Subchapter M of the

Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company, and has been or will be eligible to and has computed or will compute its federal income tax under Section 852 of the Code.

(k)

All of the issued and outstanding Acquiring Fund’s shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by ETF Trust, on behalf of the Acquiring Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund’s shares , nor is there outstanding any security convertible into any Acquiring Fund’s shares . All of the Acquiring Fund’s shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund’s shares and be fully paid and non-assessable by ETF Trust, on behalf of the Acquiring Fund.

(l)

The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Trustees of ETF Trust, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of ETF Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)

The Proxy Statement/Prospectus to be included in the Registration Statement, insofar as it relates to the Acquiring Fund, ETF Trust and the Acquiring Fund’s shares , will from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.	COVENANTS

ETF Trust, on behalf of the Acquiring Fund, and Target Trust, on behalf of the Target Fund, hereby further covenant as follows:

5.1.	Each of the Target Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.

Target Trust will call a meeting of the Target Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the Reorganization contemplated herein.

5.3.

The Target Fund covenants that the Acquiring Fund’s shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.	The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5.

Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.

ETF Trust, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (“Registration Statement”). The Target Fund will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7.

Each of the Acquiring Fund and the Target Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8.

Target Trust, on behalf of the Target Fund, covenants that it will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as Target Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Target Trust’s, on behalf of the Target Fund, title to and possession of the Acquiring Fund’s shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9.

The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10.

The Acquiring Fund shall not change its Charter, prospectus or statement of additional information prior to closing so as to restrict permitted investments for the Acquiring Fund prior to the closing, except as required by the Commission.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the election of Target Trust, to the performance by ETF Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.

All representations and warranties of ETF Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2.

ETF Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ETF Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3.

ETF Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities (the “Assumption Instrument”) and all such other agreements and instruments as Target Trust, on behalf of the Target Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Target Trust, on behalf of the Target Fund, has title to and possession of the Acquiring Fund’s shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the Acquiring Fund, assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.

6.4.

ETF Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in its name by its President or Vice President and the Treasurer or Assistant Treasurer of ETF Trust, in a form reasonably satisfactory to Target Trust, on behalf of the Target Fund, and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as Target Trust shall reasonably request.

6.5.

The Target Fund and the Acquiring Fund shall have agreed on the number of full Acquiring Fund’s shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Target Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund’s shares.

6.6.

On or prior to the Closing Date, the Target Fund shall have declared one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of the Target Fund substantially all of the Target Fund’s investment company taxable income, net tax-exempt interest, if any, and net capital gain, if any, as of the Closing Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of ETF Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the election of Target Trust, to the performance by Target Trust, on behalf of the Target Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1.

All representations and warranties of Target Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2.

Target Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Target Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3.

Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of Target Trust, on behalf of the Target Fund. Target Trust shall have executed and delivered all such assignments and other instruments of transfer (the “Transfer Instruments”) as ETF Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Target Trust’s, on behalf of the Target Fund, title to and possession of the Acquiring Fund’s shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

7.4.

Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Target Fund by the President or Vice President and the Treasurer or Assistant Treasurer of Target Trust, in a form reasonably satisfactory and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as Target Trust, on behalf of the Acquiring Fund, shall reasonably request.

7.5.

The Target Fund and the Acquiring Fund shall have agreed on the number of full Acquiring Fund’s shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Target Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund’s shares .

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Target Trust, on behalf of the Target Fund, or ETF Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1.

This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Charter and by-laws of Target Trust, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, Target Trust may not waive the condition set forth in this paragraph 8.1.

8.2.

On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of either of ETF Trust or Target Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by ETF Trust and Target Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the Assets of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

8.4.

The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	With respect to the Reorganization, the Acquiring Fund and the Target Fund shall have received an opinion of Dechert LLP, substantially to the effect that for U.S. federal income tax purposes:

(a)

The acquisition by the Acquiring Fund of all of the assets of the Target Fund in exchange solely for Acquiring Fund shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund followed by the distribution of Acquiring Fund shares (including cash in lieu of fractional shares of the Acquiring Fund) to the Target Fund shareholders in exchange for their Target Fund shares in complete liquidation and termination of the Target Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

(b)

The Target Fund will not recognize gain or loss upon the transfer of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption of all liabilities of the Target Fund, except that the Target Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

(c)	The Target Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund shares received by the Target Fund in the Reorganization.

(d)	The Acquiring Fund will recognize no gain or loss upon receiving the assets of the Target Fund in exchange solely for Acquiring Fund shares and the assumption of all liabilities of the Target Fund.

(e)

The adjusted basis to the Acquiring Fund of the assets of the Target Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those assets in the hands of the Target Fund immediately before the exchange, except that the Target Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

(f)

The Acquiring Fund’s holding periods with respect to the assets of the Target Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(g)

The Target Fund shareholders will recognize no gain or loss upon receiving Acquiring Fund shares solely in exchange for Target Fund shares (except with respect to cash received in lieu of fractional shares).

(h)

The aggregate basis of the Acquiring Fund shares received by a Target Fund shareholder in the Reorganization will be the same as the aggregate basis of Target Fund shares surrendered by the Target Fund shareholder in exchange therefor (reduced by any amount of tax basis allocable to fractional shares for which cash is received).

(i)

A Target Fund shareholder’s holding period for the Acquiring Fund shares received by the Target Fund shareholder in the Reorganization will include the holding period during which the Target Fund shareholder held Target Fund shares surrendered in exchange therefor, provided that the Target Fund shareholder held such shares as a capital asset on the date of Reorganization.

The opinion will be subject to receipt of and based on certain factual certifications made by officers of the Acquiring Fund and the Target Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service could disagree with Dechert LLP’s opinion. Notwithstanding anything herein to the contrary, neither ETF Trust nor Target Trust may waive the conditions set forth in this paragraph 8.5.

8.6.

Target Trust and ETF Trust shall have received the opinion of Dechert LLP dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance reasonably acceptable to ETF Trust, on behalf of the Acquiring Fund, and Target Trust, on behalf of the Target Fund), substantially to the effect that, based upon certain facts and certifications made by ETF Trust, on behalf of the Acquiring Fund, and Target Trust, on behalf of the Target Fund, and their authorized officers, (a) ETF Trust is duly organized and validly existing under the laws of Delaware and has power to own all of its Assets and to carry on its business as presently conducted, and the Acquiring Fund is a series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and by-laws of ETF Trust; (b) Target Trust is duly organized and validly existing under the laws of the State of Delaware and has power to own all of its Assets and to carry on its business as presently conducted, and the Target Fund is a series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and by-laws of Target Trust; (c) the Acquiring Fund has the power to assume the Liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Target Fund by ETF Trust, on behalf of the Acquiring Fund, of the Assumption Instrument, the Acquiring Fund will have duly assumed such Liabilities; (d) the Target Fund has the power to sell, assign, transfer and deliver the Assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquiring Fund by Target Trust, on behalf of the Target Fund, of the Transfer Instruments against payment therefor, the Target Fund will have duly transferred such Assets to the Acquiring Fund; (e) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and the Target Fund and, assuming the Registration Statement and Proxy Statement/Prospectus comply with applicable federal securities laws, constitutes the valid and binding obligation of the Acquiring Fund and Target Fund, enforceable against the Acquiring Fund and Target Fund in accordance with its terms, subject to bankruptcy, insolvency, moratorium reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); (f) the Acquiring

Fund’s shares to be issued for transfer to the Target Fund Shareholders as provided by this Agreement are duly authorized for issuance and, when issued and delivered by the Acquiring Fund against delivery of all of the Assets of the Target Fund as set forth in this Agreement, will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (g) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated thereby will not, violate the Charter or by-laws of either ETF Trust or Target Trust, or result in a violation of the terms and provision of the agreements to which ETF Trust or the Acquiring Fund or Target Trust or the Target Fund is a party or by which either ETF Trust or the Acquiring Fund or Target Trust or the Target Fund is bound that are listed in an annex to such opinion and, to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal, Delaware state court or governmental body is required for the consummation by ETF Trust and the Acquiring Fund and Target Trust and the Target Fund of the transactions contemplated by the Agreement, except such as have been obtained; (h) to the knowledge of such counsel, based on discussions with officers of ETF Trust and Target Trust but without other independent investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to ETF Trust, with respect to the Acquiring Fund, or Target Trust, with respect to the Target Fund, or any of their respective Assets, that, if adversely determined, would materially and adversely affect their respective financial conditions or the conduct of their respective businesses; to the knowledge of such counsel, based on discussions with officers of ETF Trust and Target Trust but without other independent investigation, neither ETF Trust nor Target Trust nor the Acquiring Fund or Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and, to the knowledge of such counsel, based on discussions with officers of ETF Trust and Target Trust but without other independent investigation, there is no legal or governmental proceeding relating to ETF Trust or the Acquiring Fund or Target Trust or the Target Fund pending on or before the date of mailing of the Proxy Statement/Prospectus or the date hereof which is required to be disclosed in the Registration Statement which is not disclosed therein; (i) each of ETF Trust and Target Trust is registered with the Commission as an investment company under the 1940 Act; and (j) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, (1) no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and (2) no proceedings for that purpose have been instituted or threatened by the Commission.

8.7.

The Assets of the Target Fund will include no assets which the Acquiring Fund, by reason of limitations contained in its Charter or of investment policies disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

9.	INDEMNIFICATION

9.1.

The Acquiring Fund, solely out of its Assets (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless Target Trust and its Trustees and officers from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund, as applicable of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by ETF Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2.

The Target Fund, solely out of its Assets (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless ETF Trust and its Trustees and officers from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by Target Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Target Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKERAGE FEES AND BROKERAGE EXPENSES; REORGANIZATION COSTS

10.1.

ETF Trust, on behalf of the Acquiring Fund, and Target Trust, on behalf of the Target Fund, represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.

JPMIM will pay for the costs incurred by the Funds associated with the Reorganization (including the legal costs associated with the Reorganization) by either directly paying, waiving fees or reimbursing expenses to offset the costs incurred by the Target Funds and Acquiring Funds associated with the Reorganization, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of Assets as part of the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of Assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.

Each of ETF Trust, on behalf of the Acquiring Fund, and Target Trust, on behalf of the Target Fund, agrees that it has not made any representation, warranty nor covenant, on behalf of either the Target Fund or the Acquiring Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.

The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trustees of ETF Trust with respect to the Acquiring Fund or Target Trust with respect to the Target Fund at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund, respectively.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of ETF Trust and Target Trust.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

277 Park Avenue, New York, NY 10017, to the attention of the Target Trust’s secretary and with a copy to Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, attn:Allison Fumai.

15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1.	The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.	This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date and year first above written.

Target Trust, on behalf of Target Fund	J.P. Morgan Exchange-Traded Fund Trust, on behalf of Acquiring Fund

By:	By:
Name:	Name:
Title:	Title:

With respect to paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

J.P. Morgan Investment Management Inc.

By:
Name:
Title:

Schedule 4.1

Disclosure Form – Target Trust

[ ]

Schedule 4.2

Disclosure Form – J.P. Morgan Exchange-Traded Fund Trust

[ ]

APPENDIX B

COMPARISON OF GOVERNING INSTRUMENTS

The following is a summary of certain important differences between the organizational documents governing the Target Fund and the Acquiring Fund. It is not a complete description of these governing documents. In many instances, shareholders of the Target Fund will have the same or similar rights as shareholders of the Acquiring Fund. For more information, shareholders should review the applicable governing documents in their entirety.

•	JPMorgan National Municipal Income Fund is a series of JPMorgan Trust I (“Trust I”), which is a Delaware statutory trust that is governed both by the Delaware Act and Trust I’s Declaration of Trust.
•

The Acquiring Fund is a series of J.P. Morgan Exchange-Traded Fund Trust (“ETF Trust”), which is a Delaware statutory trust that is governed both by the Delaware Act and ETF Trust’s Declaration of Trust.

Shareholder Meetings
Trust I

Special meetings of the shareholders of the trust may be called at any time by the trustees or by the president or the secretary for the purpose of taking action upon any matter requiring the vote or authority of the shareholders of the trust as provided therein or provided in the declaration of trust or upon any other matter as to which such vote or authority is deemed by the trustees or the president to be necessary or desirable.

Meetings of the shareholders of the trust may be called for any purpose deemed necessary or desirable upon the written request of the shareholders holding at least ten percent (10%) of the outstanding shares of the trust entitled to vote at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the trust the reasonably estimated cost of preparing and mailing the notice thereof, which the secretary shall determine and specify to such shareholders.

ETF Trust

Special meetings of the shareholders of the trust may be called at any time by the trustees or by the president or the secretary for the purpose of taking action upon any matter requiring the vote or authority of the shareholders of the trust as provided therein or provided in the declaration of trust or upon any other matter as to which such vote or authority is deemed by the trustees or the president to be necessary or desirable.

Meetings of the shareholders of the trust may be called for any purpose deemed necessary or desirable upon the written request of the shareholders holding at least twenty-five percent (25%) of the outstanding shares of the trust entitled to vote at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the trust the reasonably estimated cost of preparing and mailing the notice thereof, which the secretary shall determine and specify to such shareholders.

Voting Rights
Trust I

As to each matter on which a shareholder is entitled to vote, such shareholder shall be entitled to one vote for each dollar of NAV represented by such shareholder’s shares and a proportionate fractional vote with respect to the remainder of the NAV of such shares, if any.

On any matters submitted to a vote of the shareholders, all outstanding shares of the trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series; (ii) when the matter involves any action that the trustees have determined will affect only the interests of one or more series, then only the shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

ETF Trust

As to each matter on which a shareholder is entitled to vote, such shareholder shall be entitled to one vote for each dollar of NAV represented by such shareholder’s shares and a proportionate fractional vote with respect to the remainder of the NAV of such shares, if any.

On any matters submitted to a vote of the shareholders, all outstanding shares of the trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series; (ii) when the matter involves any action that the trustees have determined will affect only the interests of one or more series, then only the shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

Quorum
Trust I

Except when a larger quorum is required by applicable law, by the by-laws or by the declaration of trust, a majority of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. When any one or more series (or classes) is to vote as a single class separate from any other shares, a majority of the outstanding shares of each such series (or class) entitled to vote shall constitute a quorum at a shareholders’ meeting of that series (or class).

ETF Trust

Except when a larger quorum is required by applicable law, by the by-laws or by the declaration of trust, one-third of the outstanding shares entitled to vote in person or by proxy shall constitute a quorum at a shareholders’ meeting. When any one or more series (or classes) is to vote as a single class separate from any other shares, one-third of the outstanding shares of each such series (or class) entitled to vote in person or by proxy shall constitute a quorum at a shareholders’ meeting of that series (or class).

Required Vote
Trust I

Except when a larger vote is required by any provision of the declaration of trust or the by-laws or by applicable law, when a quorum is present at any meeting, a majority of the outstanding shares voted shall decide any questions, including the election of trustees, provided that where any provision of law or of the declaration of trust requires that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the outstanding shares of that series (or class) voted on the matter shall decide that matter insofar as that series (or class) is concerned.

ETF Trust

Except when a larger vote is required by any provision of the declaration of trust or the by-laws or by applicable law, when a quorum is present at any meeting, a majority of the outstanding shares cast shall decide any questions, except with respect to the election of trustees, which shall be decided by a plurality of the votes cast in person or by proxy, provided that where any provision of law or of the declaration of trust requires that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the outstanding shares of that series (or class) cast on the matter shall decide that matter insofar as that series (or class) is concerned.

Shareholder Liability
Trust I

No shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the trust or any series or class. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

ETF Trust

No shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the trust or any series or class. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

Trustee Removal
Trust I

Any trustee may be removed (a) with or without cause at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust, or (b) with or without cause at any time by written instrument signed by a supermajority of trustees, or by resolution approved by a supermajority of trustees, specifying the date when such removal shall become effective.

ETF Trust

Any trustee may be removed (a) with or without cause at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust, or (b) with or without cause at any time by written instrument signed by a supermajority of trustees, or by resolution approved by a supermajority of trustees, specifying the date when such removal shall become effective.

Amendments to Declaration of Trust
Trust I

Except as specifically provided in the declaration of trust, the trustees may, without shareholder vote, restate, amend, or otherwise supplement the declaration of trust.

Shareholders shall have the right to vote on: (i) any amendment that would affect their right to vote on certain matters granted in declaration of trust; (ii) any amendment to the provisions of the declaration of trust relating to amendments of the declaration of trust; (iii) any amendment that may require their vote under applicable law or by the trust’s registration statement, as filed with the SEC; and (iv) any amendment submitted to them for their vote by the trustees.

Notwithstanding anything else in the declaration of trust, no amendment of the declaration of trust shall limit the rights to insurance provided therein with respect to any acts or omissions of persons covered by the declaration of trust prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in therein or as provided in the by-laws with respect to any acts or omissions of persons covered thereby prior to such amendment.

Neither the certificate of trust nor the declaration of trust may be amended to reduce the percentage of trustees necessary to constitute a supermajority of trustees or to eliminate the requirement for approval of a supermajority of trustees as to any matter without the approval of a supermajority of trustees.

ETF Trust

Except as specifically provided in the declaration of trust, the trustees may, without shareholder vote, restate, amend, or otherwise supplement the declaration of trust.

Shareholders shall have the right to vote on: (i) any amendment that would affect their right to vote on certain matters granted in declaration of trust; (ii) any amendment to the provisions of the declaration of trust relating to amendments of the declaration of trust; (iii) any amendment that may require their vote under applicable law or by the trust’s registration statement, as filed with the SEC; and (iv) any amendment submitted to them for their vote by the trustees.

Notwithstanding anything else in the declaration of trust, no amendment of the declaration of trust shall limit the rights to insurance provided therein with respect to any acts or omissions of persons covered by the declaration of trust prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in therein or as provided in the by-laws with respect to any acts or omissions of persons covered thereby prior to such amendment.

Neither the certificate of trust nor the declaration of trust may be amended to reduce the percentage of trustees necessary to constitute a supermajority of trustees or to eliminate the requirement for approval of a supermajority of trustees as to any matter without the approval of a supermajority of trustees.

Dissolution
Trust I

The trust may be dissolved at any time by vote of a majority of the outstanding shares of each series entitled to vote or by the trustees by written notice to the shareholders. Any series of shares or class thereof may be dissolved at any time by vote of a majority of the outstanding shares of such series or class entitled to vote or by the trustees by written notice to the shareholders of such series or class.

ETF Trust

The trust may be dissolved at any time by vote of a majority of the outstanding shares of each series entitled to vote or by the trustees by written notice to the shareholders. Any series of shares or class thereof may be dissolved at any time by vote of a majority of the outstanding shares of such series or class entitled to vote or by the trustees by written notice to the shareholders of such series or class.

Derivative Actions
Trust I

Shareholders of the trust or any series may not bring a derivative action to enforce the right of the trust or an affected series, as applicable, unless certain conditions are met, including: (i) each complaining shareholder was a shareholder of the trust or the affected series, as applicable, at the time of the action or failure to act complained of; (ii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand containing certain information to the trustees requesting that the trustees cause the trust or affected series, as applicable, to file the action itself; (iii) shareholders owning shares representing at least 10% of the voting power of the trust or the affected series, as applicable, must join in bringing the derivative action; and (iv) a copy of the derivative complaint must be served on the trust.

Within 30 calendar days of the receipt of such demand by the trustees, those trustees who are not deemed to be interested persons of the trust will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the trust or the affected series, as applicable. If the demand for derivative action has not been considered within 30 calendar days of the receipt of such demand by the trustees, the complaining shareholders may not be barred from commencing a derivative action.

If a majority of those trustees who are not deemed to be interested persons of the trust have determined that maintaining a suit would not be in the best interests of the trust or the affected series, as applicable, the complaining shareholders shall be barred from commencing the derivative action.

ETF Trust

Shareholders of the trust or any series may not bring a derivative action to enforce the right of the trust or an affected series, as applicable, unless certain conditions are met, including: (i) each complaining shareholder was a shareholder of the trust or the affected series, as applicable, at the time of the action or failure to act complained of; (ii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand containing certain information to the trustees requesting that the trustees cause the trust or affected series, as applicable, to file the action itself; and (iii) a copy of the derivative complaint must be served on the trust.

Within 90 calendar days (with the ability to extend up to a maximum of 120 days) of the receipt of such demand by the trustees, the independent trustees will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the trust or the affected series, as applicable.

If notice of a decision has not been sent to the complaining shareholder within the time permitted, the complaining shareholders may not be barred from commencing a derivative action.

If a majority of the independent trustees have determined that maintaining a suit would not be in the best interests of the trust or the affected series, as applicable, the complaining shareholders shall be barred from commencing the derivative action.

STATEMENT OF ADDITIONAL INFORMATION

DATED June 7, 2025

Registration Statement on Form N-14 Filed by:

J.P. MORGAN EXCHANGE-TRADED FUND TRUST

277 Park Avenue

New York, New York 10172

Acquisition of All of the Assets and Liabilities of:

JPMorgan National Municipal Income Fund (a series of JPMorgan Trust I),

by and in exchange for shares of

(a series of J.P. Morgan Exchange-Traded Fund Trust):

JPMorgan Municipal ETF.

This Statement of Additional Information (“SAI”) is being furnished upon request to shareholders of JPMorgan National Municipal Income Fund (the “Target Fund”) of JPMorgan Trust I (“Target Fund Trust”) in connection with the reorganization of the Target Fund into a newly-created exchange-traded fund (“ETF”), JPMorgan Municipal ETF (the “Acquiring Fund” and together with the Target Fund, the “Funds”) of J.P. Morgan Exchange-Traded Fund Trust (the “ETF Trust”), along with the subsequent liquidation of the Target Fund (such reorganization and liquidation, the “Reorganization”), and as described in the related Proxy Statement/Prospectus.

This SAI consists of this Cover Page, the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein (is legally considered to be part of this SAI); and the supplemental financial information:

1.	The Prospectuses of the JPMorgan National Municipal Income Fund, dated July 1, 2024, (as previously filed via EDGAR on June 21, 2024 [Accession No. 0001193125-24-165491]);

2.	The Statement of Additional Information of the JPMorgan National Municipal Income Fund, dated July 1, 2024, (as previously filed via EDGAR on June 21, 2024 [Accession No. 0001193125-24-165491]);

3.	The Prospectuses of the JPMorgan Municipal ETF, dated July 1, 2024, (as previously filed via EDGAR on June 24, 2024 [Accession No. 0001193125-24-166813]);

4.	The Statement of Additional Information of the JPMorgan Municipal ETF, dated July 1, 2024, (as previously filed via EDGAR on June 24, 2024 [Accession No. 0001193125-24-166813]);

5.

The audited financial statements, including the financial highlights, and related report of the independent public accounting firm appearing in the JPMorgan National Municipal Income Fund’s Annual Report to shareholders for the period ended February  28, 2025 (as previously filed via EDGAR on May 6, 2025 [Accession No. 0001193125-25-113925]);

6.

The unaudited financial statements appearing in the JPMorgan National Municipal Income Fund’s Semi-Annual Report to shareholders for the period ended August  31, 2024 (as previously filed via EDGAR on November 5, 2024 [Accession No. 0001193125-24-251179]);

7.

The audited financial statements, including the financial highlights, and related report of the independent public accounting firm appearing in the JPMorgan Municipal ETF’s Annual Report to shareholders for the period ended February  28, 2025 (as previously filed via EDGAR on May 6, 2025 [Accession No. 0001193125-25-113922]); and

8.

The unaudited financial statements appearing in the JPMorgan Municipal ETF’s Semi-Annual Report to shareholders for the period ended August 31, 2024 (as previously filed via EDGAR on November  5, 2024 [Accession No. 0001193125-24-251167]);

The Acquiring Fund shall be the accounting and performance survivor in the Reorganization.

This SAI is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus, dated June 7, 2025, relating to the Reorganization.

The Proxy Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by calling collect at 1-800-480-4111, by writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143, or by accessing documents relating to the Target Fund at the Funds’ website at www.jpmorganfunds.com.

Supplemental Financial Information

Tables showing the fees and expenses of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the section entitled “What are the fees and expenses of the Funds and what might they be after the Reorganization?” in the Proxy Statement/Prospectus.

The Reorganization will not result in a material change to any of the Target Fund’s portfolio holdings due to the investment restrictions of the Acquiring Fund, as the Acquiring Fund has similar investment objectives, investment strategies, and investment restrictions as the Target Fund (except as otherwise noted in the Proxy Statement/Prospectus). In particular, each security held by the Target Fund is eligible to be held by the Acquiring Fund. Accordingly, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included. There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.